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                                                                   Exhibit 10.12

            SECOND WARRANT AND SENIOR SUBORDINATED CONVERTIBLE NOTE
                               PURCHASE AGREEMENT


         SECOND WARRANT AND SENIOR SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT (the "Agreement"), dated as of March 15, 2000, among DYNACS INC., a Delaware corporation (the "Company"), and each person who executes a counterpart signature page to this Agreement and is listed as an investor on Schedule I attached to this Agreement (individually, an "Investor" and collectively, with the other investors in the Offering (as that term is defined below) as the context may require, the "Investors"). Certain capitalized terms used in this Agreement are defined in Section 8.16 hereof.

                              W I T N E S S E T H:

         WHEREAS, the Company desires to sell and issue to the Investors, and the Investors desire to purchase from the Company, up to an aggregate principal amount of $1,900,000 of the Company's Second Senior Subordinated Convertible Promissory Notes, each substantially in the form of Exhibit A attached hereto (collectively, the "Notes"), and Warrants in the form of Exhibit B attached hereto (individually, a "Warrant" and collectively, the "Warrants") to purchase shares ("Warrant Shares") of common stock of the Company, par value $.01 per share (the "Common Stock"), on the terms and conditions set forth herein; and

         WHEREAS, the Notes and the Warrants (together, the "Securities") are being sold to the Investors in connection with the Company's private placement, commencing February 8, 2000 (the "Offering"), of securities, consisting of the Notes and the Warrants; and

         WHEREAS, the Notes are convertible into Note Shares upon the occurrence of a Liquidity Event, subject to certain limitations, at the Conversion Price, or convertible into, or



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exchangeable for, Mezzanine Securities, at the election of each holder of a Note if the Company consummates a Mezzanine Financing after the date of the first issuance of any Notes; and

         WHEREAS, the Warrants are exercisable for Warrant Shares at the exercise price and on the other terms and conditions set forth in the Warrants; and

         WHEREAS, the Investors, as Registered Holders, have certain registration rights pertaining to the Note Shares and the Warrant Shares pursuant to the terms set forth herein and in the Notes and Warrants, respectively;

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                     PURCHASE AND SALE OF NOTES AND WARRANTS

         Section 1.1 Purchase and Sale of Notes and Warrants. Upon the following terms and conditions, the Company shall issue and sell to each Investor severally, and not jointly, and each Investor severally, and not jointly, shall purchase from the Company, the principal amount of Notes and Warrants for the number of Warrant Shares, respectively, indicated next to such Investor's name on Schedule I attached hereto.

         Section 1.2 Purchase Price. The Notes shall be offered in $100,000 denominations (the "Purchase Price"), or fractions thereof at the option of the Company. Each Investor shall also receive Warrants to purchase 15,000 shares of Common Stock for each $100,000 in principal amount of Notes purchased by such Investor.

         Section 1.3 Closings. (a) The initial closing of the purchase and sale of the Notes and the Warrants (the "Initial Closing") shall take place at the offices of Frankfurt Garbus Klein &

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Selz, at 10:00 a.m., local time, or at such other time and location as may be agreed upon by the Company and the Investors following acceptance by the Company of one or more subscriptions for any Notes and Warrants on the later of the following: (i) the date on which the last to be fulfilled or waived of the conditions set forth in Article V hereof and applicable to the Closing Date is fulfilled or waived in accordance herewith and (ii) such other time and place and/or on such other date as the Investors and the Company may agree. Subsequent Closings, if any, shall be held at such times as are agreed upon by the Company and the Investors. The dates on which the Initial Closing and any subsequent Closing occurs are each referred to herein as a "Closing Date."

         (b) On each Closing Date, the Company shall either (i) deliver to each Investor or H.C. Wainwright & Co., Inc. ("Wainwright") on such Investor's behalf a Note in the original principal amount set forth opposite such Investor's name on Schedule I hereto, and a Warrant to purchase the number of Warrant Shares registered in the name of such Investor or its nominee as is set forth opposite such Investor's name on Schedule I hereto, or (ii) deposit such Note and Warrant into accounts designated by such Investor or Wainwright on such Investor's behalf, and such Investor shall deliver to the Company the Purchase Price for the principal amount of the Note purchased by such Investor hereunder by wire transfer in immediately available funds to the escrow account maintained by Escrow Agent for the Company and Wainwright. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to such Closing Date.


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                                   ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each of the Investors as of the date hereof and as of the Closing Date on which such Investor purchases its Securities.

         (a) Organization and Qualification; Material Adverse Effect. Each of the Company and its Subsidiaries is a corporation duly incorporated and existing in good standing under the laws of its respective jurisdiction of incorporation and each of the Company and its Subsidiaries has the requisite corporate power to own its properties and to carry on its business as now being conducted. As indicated on Annex A attached hereto, the Company owns the percentage indicated thereon of the outstanding capital stock of each Subsidiary. The Company does not have any direct or indirect subsidiaries other than the Subsidiaries and those entities listed on Annex B hereto. Each of the Company and the Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure so to qualify would not have a Material Adverse Effect.

         (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Notes and the Warrants in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Notes and the Warrants, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required therefor, (iii) this Agreement has been duly executed and delivered by

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the Company, and (iv) this Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

         (c) Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and 5,000,000 shares of preferred stock; without giving effect to the Offering or the Prior Offering, there are 4,768,750 shares of Common Stock and no shares of preferred stock issued and outstanding. All of the outstanding shares of Common Stock have been validly issued and are fully paid and non-assessable. There are no preemptive rights with respect to shares of Common Stock other than the rights of holders of record of shares of common stock of the Company's subsidiary, Cerulean FXs, Inc. ("Cerulean"), as set forth in Section 6 of that certain Exchange Agreement, dated as of August 13, 1999, by and among the Company, Ramendra P. Singh, Michael Burns, William Dallas, Jon Feltheimer and Offensive Group Associates, LP. Without giving effect to the Offering or the Prior Offering (or the rights of holders of the securities issued in connection therewith) or the obligation of the Company to issue certain securities to Wainwright, but assuming the exercise of other options and warrants or other rights currently outstanding to acquire shares of Common Stock and the exchange or conversion of any other currently outstanding securities of the Company that are convertible into or exchangeable for, shares of Common Stock, there would be 5,778,500 shares of Common Stock outstanding. Without giving effect to the Offering or the Prior Offering (or the rights of holders of the securities issued in connection therewith) or the Company's obligation to issue certain securities to Wainwright, there are outstanding options for 385,000 shares of Common


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Stock, and in addition, the holders of 20% of the issued and outstanding shares of Cerulean have the right to convert such Cerulean shares into 624,750 shares of the Company's Common Stock, subject to adjustment, and the Company has agreed to issue to Wainwright certain warrants to purchase shares of Common Stock and other securities of the Company under certain conditions in connection with the consummation of each of the Offering, the Prior Offering, any Mezzanine Financing, and an initial public offering, if any, of Common Stock. Except as indicated in this paragraph (c) or contemplated by this Agreement or disclosed in the Documents, there are no other scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable or convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe for, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Company.

         (d) Issuance of Common Shares. The Note Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants are duly authorized and will be, as of the applicable Closing Date, reserved for issuance and, upon their issuance and such conversion in accordance with the terms of the Notes or such exercise in accordance with the terms of the Warrants, as the case may be, such Note Shares and Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and the holders of such Note Shares and Warrant Shares, as the case may be, shall be entitled to all rights and preferences accorded to a holder of Common Stock.

         (e) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and

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thereby do not and will not (i) result in a violation of the charter or bylaws of the Company or any of the Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of the Subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that: (A) for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to any of the Investors and not to the Company or any of the Subsidiaries; and (B) the foregoing representation with respect to any foreign law, rule or regulation is made herein to the best of the Company's knowledge. Neither the business of the Company nor that of any of the Subsidiaries is being conducted in violation of any law, ordinance or regulation of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation nor, to the best of its knowledge, any foreign law, rule or regulation to obtain any consent, authorization or order of, or to make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Notes or the Warrants in accordance with the terms hereof and issue the Note Shares upon conversion of the Notes or the Warrant Shares upon exercise of

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the Warrants, except with respect to the registration provisions provided for herein and "Blue Sky" filings with various states, provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of each of the Investors herein and the information contained in their respective Investor Questionnaires.

         (f) Documents; Financial Statements. The Company has delivered or made available to the Investors itself or through Wainwright true and complete copies of the Offering Memorandum (as amended or supplemented) and each of the other Documents.

         (g) No Material Adverse Change. Since September 30, 1999, no event which had or is likely to have a Material Adverse Effect has occurred or exists with respect to the Company or any of the Subsidiaries, except the costs and expenses of the Arbitration Proceedings and except as otherwise disclosed or reflected in the Documents. Notwithstanding the foregoing, the financial summary included in the Documents compiled from the unaudited financial statements of the Company and its Subsidiaries for the fiscal year ended September 30, 1999 reflect a combined loss of $124,169 and, accordingly, as of September 30, 1999, the Company had a working capital deficit of $2,241,040.

         (h) No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities or obligations not disclosed in the Documents, other than those liabilities incurred in the ordinary course of its respective business since September 30, 1999, liabilities with respect to the ongoing Arbitration Proceedings, liabilities or obligations, which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole, and liabilities incurred in connection with the sale of $1,000,000

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in principal amount of Senior Subordinated Convertible Notes in connection with the Prior Offering.

         (i) No General Solicitation. None of the Company, any of the Subsidiaries nor, to the Company's knowledge, any of their respective Affiliates or anyone acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the Offering.

         (j) No Integrated Offering. None of the Company, any of the Subsidiaries, or, to the Company's knowledge, any of their respective Affiliates, or anyone acting on its or, to the best of the Company's knowledge, their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Notes or the Warrants.

         (k) Intellectual Property. Each of the Company and the Subsidiaries owns or has licenses to use certain patents, copyrights and trademarks ("intellectual property") associated with its respective business. Each of the Company and the Subsidiaries has all intellectual property rights which the Company reasonably believes are needed to conduct its business as it is now being conducted. The Company has no reason to believe that the intellectual property rights owned by the Company or any of the Subsidiaries are invalid or unenforceable or that the use of such intellectual property by the Company or any of the Subsidiaries infringes upon or conflicts with any right of any third party, and neither the Company nor any of the Subsidiaries has received notice of any such infringement or conflict. Except in connection with the Arbitration Proceedings and infringement notices sent on behalf of Cerulean or its predecessor between 1996 and 1998, and the intellectual property which is the subject matter thereof, the Company has no

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knowledge of any infringement by any third party of the intellectual property rights of the Company or any of the Subsidiaries.

         (l) No Litigation. Except with respect to the Arbitration Proceedings or as set forth in the Documents, no litigation or claim (including those for unpaid taxes) against the Company or any of the Subsidiaries is pending or, to the Company's knowledge, threatened, and no other event has occurred, which, if determined adversely, would have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole, or would materially adversely effect the transactions contemplated hereby.

         (m) Brokers. The Company has taken no action which would give rise to any claim by any person, other than Wainwright, for brokerage commissions, finder's fees or similar payments by any Investor relating to this Agreement or the transactions contemplated hereby.

         (n) Unsecured Obligations; Subordination. The Notes and the amounts payable thereunder, including principal and accrued interest, are unsecured obligations of the Company, and shall be subordinate and junior to indebtedness incurred by the Company pursuant to: (i) currently existing equipment financings; (ii) currently existing debt of $585,000 secured by certain revenues pursuant to a Loan Agreement dated May 10, 1999; and (iii) up to an aggregate of $6,000,000 of indebtedness of the Company currently existing or hereinafter incurred by the Company under a working capital facility with First National Bank of Florida, or the renewal, modification, refinancing or replacement thereof with a financial institution, bank or commercial lender. Except as set forth in the preceding sentence, the Notes shall not be subordinate or junior to any other indebtedness of the Company.

         Section 2.2 Representations and Warranties of the Investors. Each of the Investors, severally, and not jointly, hereby makes the following representations and warranties to the


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Company and each of the Subsidiaries as of the date hereof and on the Closing
Date applicable to such Investor.

         (a) Authorization; Enforcement. (i) Such Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and the Warrants being sold to it hereunder, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, company or partnership action, as required, and (iii) this Agreement constitutes the valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

         (b) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby do not and will not (i) result in a violation of such Investor's organizational documents, or (ii) conflict with any agreement, indenture, or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, or regulation or any order, judgment or decree of any court or governmental agency applicable to such Investor. Such Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement.

         (c) Investment Representation. Such Investor is purchasing the Notes and the Warrants for its own account and not with a view to the resale or distribution thereof or any part thereof. Such Investor has no present intention to sell the Notes or the Warrants and such


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Investor has no present intention to sell, transfer, assign, pledge or otherwise hypothecate any of the Securities or any rights therein to or through any Person in violation of any securities laws. The Company acknowledges that the Investors have the rights to (i) convert their Notes into Note Shares, (ii) exercise the Warrants for shares of Common Stock, and (iii) demand registration of their Registrable Securities or participate in a registration of equity securities of the Company on a piggyback basis, all as set forth herein and in the Notes and the Warrants, and nothing contained in this paragraph (c) is intended to restrict the Investors in the exercise of any such rights.

         (d) Limitations on Transferability; Rule 144; Lock-Up Agreements. Such Investor understands that: (i) there is no public trading market for the Notes, the Warrants, the Note Shares, the Warrant Shares or the Mezzanine Securities and that no such trading market is expected to develop; (ii) the Notes must be held until repaid in full unless the Notes are (A) converted pursuant to their terms or (B) registered under the Securities Act or an exemption from such registration is available and the Company receives an opinion of counsel, acceptable to the Company in its sole discretion, that such exemption is available for such Investor's proposed disposition; (iii) the Warrants must be held indefinitely unless (A) the Warrants are exercised in accordance with the terms thereof or they are registered under the Securities Act and applicable state securities law or (B) an exemption from such registration is available and the Company receives an opinion of counsel, acceptable to the Company in its sole discretion, that such exemption is available for such Investor's proposed disposition; (iv) the Warrant Shares and the Note Shares must be held indefinitely unless (A) such Warrant Shares or the Note Shares, as the case may be, are registered under the Securities Act or (B) an exemption from such registration is available and the Company receives an opinion of counsel, acceptable to the Company in its sole


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discretion, that such exemption is available for such Investor's proposed disposition; and (v) the Securities and the Registrable Securities will be subject to (A) a lock-up agreement to be signed by such Investor imposing restrictions on the transfer or other disposition of such securities for a period of 180 days following the effective date of the registration statement, if any, filed by the Company in connection with an initial public offering of securities of the Company or such longer period as the NASD may require and (B) such other restrictions on transfer as the NASD may require in connection with such initial public offering (each such agreement or requirement, a "Lock-Up Agreement"). Such Investor agrees not to transfer or otherwise dispose of the Securities or the Registrable Securities, directly or indirectly, except (1) in compliance with the terms of this Agreement, the Securities Act and applicable state securities laws, (2) as to securities subject to any Lock-Up Agreement, with the prior written consent of Wainwright or if the transfer or other disposition is made to any Affiliate of such Investor, as a bona fide gift or to any trust. Such Investor has also been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act restricting the transfer of securities under certain circumstances; and such Investor understands and agrees that each Note, Warrant and certificate representing Note Shares or Warrant Shares shall bear a legend substantially in the form of the legend set forth in
Article VI hereof.

         (e) Accredited Investor. Such Investor is an "accredited investor," as defined in Rule 501 promulgated under the Securities Act, on the basis set forth in such Investor's Investor Questionnaire. Such Investor knows that an investment in the Securities is illiquid and involves a high degree of risk, including, without limitation, (i) the potential loss of such Investor's entire investment and (ii) the risks set forth in the Offering Memorandum. Such Investor has such knowledge and experience in financial and business matters in general and investments in


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particular, that such Investor is able to evaluate the merits and risks of an investment in the Securities and to protect its own interests in connection with such investment. Such Investor has been afforded the opportunity to ask questions of the Company and its authorized representatives and request information regarding the Company and/or its subsidiaries and their business operations and all other information which such Investor deems necessary or appropriate in deciding whether to invest in the Securities pursuant hereto, and such Investor has received satisfactory responses to such questions and all such information requested from the Company. Such Investor understands that an investment in the Securities involves a high degree of risk and is capable of sustaining the loss of such Investor's entire investment in the Securities.

         (f) Brokers. Such Investor has taken no action which would give rise to any claim by any Person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

         (g) Confidentiality. Such Investor understands that breach of the covenant contained in Section 3.2 hereof relating to confidentiality and non-disclosure of certain non-public information could result in a violation by such Investor and the Company of federal securities laws and that the Company is relying upon such covenant to avert a breach of such laws.

         (h) Reliance by the Company. Such Investor understands that the Notes and the Warrants are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein and in such Investor's Investor Questionnaire in order to determine the applicability of such exemption and the suitability of such Investor to acquire the Notes and the Warrants.


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         (i) ERISA. No part of the funds used by such Investor to purchase
Securities hereunder constitutes assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA or "plan" (as defined in Section 4975 of the Internal Revenue Code of 1986, as amended, or any successor statute thereto).

         (j) NASD Affiliation. All information provided by such Investor in its Investor Questionnaire with respect to such Investor's status as an Affiliate of any member of the NASD, or such Investor's association with any member of the NASD (including, without limitation, Wainwright and Cruttenden) or any related person is true, complete and correct.

                                  ARTICLE III.
                                    COVENANTS

         Section 3.1 Covenants of the Company.

         (a) Certificates on Conversion and Exercise.

                  (i) Certificates on Conversion. Upon any conversion of the Notes by an Investor or its Permitted Transferee, as the case may be, the Company shall issue and deliver to such Investor or its Permitted Transferee, as the case may be, within a reasonable time following the Conversion Date, one or more certificates for Note Shares in accordance with the terms of the Note.

                  (ii) Certificates upon Exercise. Upon any exercise of a Warrant by an Investor or its Permitted Transferee, the Company shall issue and deliver to such Investor or Permitted Transferee, as the case may be, as soon as practicable after each such exercise, a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of such Investor or Permitted Transferee, as the case may be. If any Warrant should be exercised in part only, the Company shall, upon surrender of such Warrant for


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         cancellation, execute and deliver a new Warrant evidencing the right of an Investor or its Permitted Transferee, as the case may be, to purchase the Warrant Shares (or portions thereof) as to which the Warrant may be but has not been exercised.

         (b) Replacement Certificates. Any Note held by any Investor or Permitted Transferee, upon its reasonable request, may be exchanged by such Investor or Permitted Transferee, respectively, at any time and from time to time for a replacement Note or Notes with different principal amounts, representing, in the aggregate, the same principal amount as that of the Note being replaced, upon the surrender thereof. Any warrant certificate representing a Warrant held by any Investor or Permitted Transferee may be exchanged by such Investor or Permitted Transferee at any time and from time to time for warrant certificates exercisable for the aggregate number of Warrant Shares to which such Registered Holder of such warrant certificate is entitled, as reasonably requested by such Registered Holder upon surrendering the same. No service charge will be payable for such registration, transfer or exchange.

         (c) Securities Compliance. The Company shall take all necessary action as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of the Notes and the Warrants hereunder and the Note Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants.

         (d) Notices. The Company agrees to provide all Registered Holders of Notes and/or Note Shares and Warrants and/or Warrant Shares with copies of all notices and information, including, without limitation, notices and proxy statements in connection with any stockholder meetings, that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stockholders; provided, however, that anything contained herein to the contrary notwithstanding, the Company shall not be


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obligated to provide any notices or information to any Registered Holders that are not stockholders of the Company if the Company reasonably believes that to do so would violate any law, rule or regulation to which the Company or any of its subsidiaries is or may be subject or by which any of them is or may be bound.

         (e) Reservation of Stock Issuable Upon Conversion or Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Notes and the exercise of the Warrants, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Notes and the exercise of all outstanding Warrants, and if, at any time, the number of authorized but unissued shares of Common Stock is not sufficient to effect such conversion and such exercise, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of its authorized but unissued shares of Common Stock to such number of shares as will be sufficient for such purpose, including, without limitation, engaging in commercially reasonable efforts to obtain the requisite stockholder approval.

         (f) Financial Statements and Reports. The Company shall provide to each Investor or its Permitted Transferee, until the earlier of (i) the discharge in full, through repayment or conversion, of all Notes held by such Investor or Permitted Transferee and the exercise of all Warrants held by such Investor or Permitted Transferee and (ii) the Company becomes subject to the reporting requirements of the Exchange act, copies of all quarterly and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to all stockholders of the Company; provided, however, that anything contained herein to the contrary notwithstanding, the Company shall not be obligated to provide any documents to any Registered Holders that are not stockholders of the Company if the Company reasonably believes that to do so would violate any law, rule or regulation to which the Company or any of its subsidiaries is or may be subject to by which any of them is or may be bound.

         (g) Use of Proceeds. The Company shall use the net proceeds of the Offering for working capital. The Company shall not use any of the net proceeds to repay any unsecured indebtedness for borrowed money of the Company.

         3.2 Covenants of Investors and Permitted Transferees.

         (a) Confidentiality. Each Investor acknowledges and agrees that (i) such Investor has received certain information concerning the Company and its Affiliates, and their business and financial plans which has not been disclosed publicly ("Confidential Information") in connection with the Offering and (ii) may receive additional Confidential Information from the Company pursuant to the Company's obligations under this Agreement. Each Investor agrees that, except as otherwise expressly provided in this Agreement, such Investor shall not disclose or permit the disclosure of any Confidential Information to any party or parties other than its officers, directors and employees and professional advisers, and then only after each such party has agreed to abide by the terms of this paragraph (a). The non-disclosure obligations set forth in this paragraph (a) shall not apply to Confidential Information which: (A) is already known to such Investor from sources other than the Company, any of its subsidiaries, Wainwright or Cruttenden or any of their respective officers, directors, employees, partners, stockholders, agents, representatives, advisers or Affiliates; (B) becomes generally available to the public other than as a result of a disclosure by such Investor or any of its officers, employees, directors, employees partners, stockholders, agents, representatives, advisers or Affiliates; or (C) is disclosed in compliance with the requirements of any law or regulatory or judicial process.

         (b) Lock-Up Agreements. Each Investor hereby agrees to execute and deliver a Lock-Up Agreement providing that such Investor agrees not to transfer or otherwise dispose of the Securities or the Registrable Securities, directly or indirectly, (i) for a period of 180 days following the effective date of the registration statement, if any, filed by the Company in connection with an initial public offering of securities of the Company, or (ii) on such other terms and conditions as may be required of any stockholders of the Company by the NASD in connection with such offering.

                                   ARTICLE IV.
                                  REGISTRATION

         Section 4.1 Piggyback Registration. If, at any time during the five-year period commencing six (6) months after the Company initially becomes subject to the reporting requirements of Section 13 or Section 15(g) under the Exchange Act (the "Registration Period"), the Company proposes to register any of its securities under the Securities Act (other than in connection with (a) the Company's initial public offering, (b) a transaction contemplated by Rule 145(a) promulgated under the Securities Act or any successor regulation or (c) pursuant to Form S-8 or S-4 (or their respective successor forms)), the Company shall give written notice of the Company's intention to do so by registered or certified mail, at least thirty (30) days prior to the filing of each such registration statement, to the Registered Holders of the Registrable Securities (each such Notice, a "Registration Notice"). Upon the written request by a Registered Holder given within ten (10) days after receipt of a Registration Notice, that any of such Holder's Registrable Securities be included in such proposed registration statement (a "Registration

Request"), the Company shall afford such Registered Holder the opportunity to have such Registrable Securities registered under such registration statement.

                  (i) Notwithstanding the provisions of this Section 4.1, the Company shall have the right at any time after giving a Registration Notice pursuant to this Section 4.1 to the Registered Holders (irrespective of whether a Registration Request shall have been made with respect to any Registrable Securities) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

                  (ii) If any registration pursuant to this Section 4.1 is underwritten in whole or in part, the Company may require that the Registrable Securities subject to a Registration Request received from a Registered Holder be included in the underwriting on the same terms and conditions as the securities otherwise being underwritten, and then only in such quantity as, together with all other Registrable Securities subject to any such Registration Request, will not, in the opinion of the Managing Underwriter, jeopardize the success of the underwritten public offering by the Company. In the case of (a) a primary registration statement on behalf of the Company or (b) a secondary registration statement on behalf of holders of securities of the Company exercising a right to request or demand registration, if, in the opinion of the Managing Underwriter, the registration of the number of Registrable Securities subject to Registration Requests would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Securities, in addition to all other securities to be sold by the Company or any other stockholders of the Company, which the Managing Underwriter believes may be sold without causing such adverse effect. The Registrable Securities to be so included in a registered offering shall be included in such registration in the following order of priority: First, the securities which the Company proposes to sell, in a primary offering or the securities requested to be included therein by securityholders exercising rights to demand registration or any unfulfilled automatic rights to registration in the case of a secondary registration; and, second, shares as to which there are piggyback registration rights. If less than all shares in either group are to be registered by reason of the Managing Underwriter's cutback, the shares within a group shall be allowed to participate in such underwriting on a pro rata basis based upon the number of securities requested to be included by each participating stockholder, but in the case of any Registered Holders pursuant to their respective Registration Requests.

         Section 4.2  Demand Registration.

                  (a) At any time during the Registration Period, the Majority Holders shall have the right (which right is in addition to the registration rights under Section 4.1 hereof), exercisable by written notice to the Company (each such notice, a "Demand Registration Notice"), to require the Company to prepare and file with the Commission, on one (1) occasion only, a registration statement and such other documents, including a prospectus, as may be necessary, in the opinion of counsel for the Company, counsel for the underwriters, if any, and counsel, if any, for the Majority Holders, to comply with the provisions of the Securities Act so as to permit a public offering and sale of their respective Registrable Securities for the period specified hereinbelow by such Majority Holders and any other Registered Holders of Registrable Securities who give written notice to the Company (a "Demand Registration Response") within ten
(10) days after receiving notice from the Company of such demand (each such notice, a "Registration Notice"), provided that the Company is subject to the reporting requirements of the

Exchange Act at the time the Company receives the Demand Registration Notice and the Demand Registration Response. Within ten (10) days after the Company's receipt of such Demand Registration Notice, the Company shall give a Registration Notice to all other Registered Holders of Registrable Securities of such Demand Registration Notice. Anything contained herein to the contrary notwithstanding, the Majority Holders shall not have the right to demand registration as provided in this Section 4.2 if, within the preceding six-month period, the Registered Holders had the opportunity, whether or not exercised, to register their Registrable Securities pursuant to Section 4.1 hereof.

         (b) The Company covenants and agrees to give a Registration Notice with respect to its receipt of any Demand Registration Notice from any Registered Holder under this Section 4.2 to all other Registered Holders of the Notes and/or Note Shares, Warrants and Warrant Shares within ten (10) days of the receipt of any such Demand Registration Notice.

         (c) Each Investor acknowledges and agrees that the right to demand registration of Registrable Securities set forth in this Section 4.2 shall not be in addition to any rights of such Investor to demand registration pursuant to the terms of any Note and/or Warrant issued to such Investor.

         Section 4.3 Covenants of the Company With Respect to Registration. The Company covenants and agrees as follows:

         (a) to use commercially reasonable efforts to file a registration statement within forty-five (45) days of the Company's receipt of a Registration Request or a Demand Registration Notice, which request or demand triggers the Company's obligation to register securities of any Registered Holders pursuant to Section 4.1 or 4.2 hereof, respectively, and to cause such registration statement to be declared effective at the earliest possible time;

         (b) to pay all costs (excluding transfer taxes, if any, and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Section 4.1 or 4.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses;

         (c) as expeditiously as possible, to prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Securities covered thereby or two hundred seventy (270) days after the effective date thereof;

         (d) as expeditiously as possible, to furnish to each Seller such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Seller pursuant to Section 4.1 or 4.2 hereof;

         (e) as expeditiously as possible, to use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or blue sky laws of such states as each Seller reasonably requests, and do any and all other acts and things that may be necessary or desirable to enable each Seller to consummate the public sale or other disposition in such states of the Registrable Securities owned by such Seller; provided, however, that the Company shall not be required in connection with this subsection (e) to qualify as a foreign corporation in any jurisdiction in which it is not already obligated to qualify or execute or file a general consent to service of process in any jurisdiction or subject itself to the laws of any jurisdiction other than the United States or any state thereof;

         (f) if the registration statement relates to an underwritten offering, to enter into and perform its obligations under an underwriting agreement in the usual and customary form, including, without limitation, customary indemnification and contribution obligations;

         (g) to notify each Seller at any time when a prospectus relating to Registrable Securities covered by the registration statement is effective, of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall use commercially reasonable efforts promptly to amend or supplement the registration statement to correct any such untrue statement or omission;

         (h) to notify each Seller of the issuance by the Commission or any state securities commission or similar regulatory body of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose. The Company will make every commercially reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

         (i) if, after the Company shall have delivered preliminary or final prospectuses to a Seller, the prospectus is amended to comply with the provisions of the Securities Act or is otherwise amended or supplemented, the Company shall promptly notify each Seller. In the event of such notification, the Sellers shall immediately cease making offers of Registrable Securities and, if requested, shall return all prospectuses to the Company. The Company shall promptly provide each Seller with revised prospectuses and, following its receipt of the revised prospectuses, each Seller shall be free to resume making offers of the Registrable Securities, subject only to applicable law and the terms of any stop order of the Commission or any state securities commission or similar regulatory body.

         (j) permit a single law firm, if any, designated by the Majority Holders as counsel to the Registered Holders, to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time prior to the filing thereof, and shall not file any document in a form to which such counsel reasonably objects.

         (k) the Company shall make available for inspection by the Registered Holders and any representative of all Registered Holders, any underwriter participating in any disposition pursuant to a registration statement, and any attorney or accountant retained by any Registered Holder or underwriter, all financial and other records customary for purposes of a due diligence examination of the Company by the Registered Holders or such underwriters, as the case may be, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration statement, provided that such parties agree to keep all such records, documents, properties and information confidential.

         (l) In the event that the Company registers any of the Registrable Securities under the Securities Act, the Company will indemnify and hold harmless each of the Sellers and each underwriter of the Registrable Securities so registered (including any broker or dealer through whom such Registrable Securities may be sold pursuant to the applicable underwriting agreement) and their respective officers, directors, Affiliates and each Controlling Person, if any, of such Seller or any such underwriter, from and against (i) any and all losses, claims, damages, expenses or liabilities, joint or several, as incurred, to which they or any of them becomes subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and (ii) except as hereinafter provided, will reimburse each such Seller, underwriter and Controlling Person, if any, for any legal or other expenses such Seller, underwriter and/or Controlling Person, respectively, reasonably incurred in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, but only insofar as such losses, claims, damages, expenses, liabilities or actions set forth in the preceding clauses (i) and (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company), in any application or other document executed by the Company or based upon information furnished and filed by the Company in any jurisdiction in order to qualify the securities under the securities laws thereof or filed with the Commission, the NASD, the Nasdaq Stock Market or any securities exchange, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus or application, document or filing in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by a Seller or any of its Controlling Persons (in the case of indemnification of a Seller or such Controlling Person), or any such underwriter or its Controlling Persons (in the case of indemnification of such underwriter or its Controlling Persons) expressly for use therein, or unless (ii) in the case of a sale directly by such Seller (including a sale of such Registrable Securities through any underwriter retained by such Seller to engage in a distribution on its behalf), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such Seller or such underwriter on a timely basis, and such Seller or underwriter failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

         Promptly after receipt by any Seller, any underwriter or any of their respective Controlling Persons of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Seller, underwriter or Controlling Person, as the case may be, shall notify the Company in writing of the commencement thereof (provided, that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder, except to the extent that the Company's defense of such action was materially and adversely affected thereby), and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Seller, underwriter or Controlling Person, as the case may be), and shall assume the payment of expenses insofar as such action relates to any alleged liability in respect of which indemnity may be sought against the Company hereunder.

         Such Seller, or any such underwriter and their respective Controlling Persons shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be paid by the Company unless (A) engagement of such counsel has been specifically authorized in writing by the Company, (B) the Company shall not have engaged counsel to defend such action by the earlier of (1) 45 days after the Company shall have received notice of such action and (2) the date by which any filing must be made with the court or administrative body adjudicating any such action or any other action must be taken in order not to relinquish any rights applicable to such Seller or any of its Controlling Persons, or (C) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in either such event, the fees and expenses of not more than one additional firm of attorneys for the Seller(s), such underwriter and/or their respective Controlling Persons shall be borne by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's written consent. The Company shall not, except with the approval of each party being indemnified under this paragraph 4.3(l), consent to the entry of any judgment or enter into any settlement of any action, suit or other proceeding which does not include as an unconditional term thereof the giving by claimants or plaintiffs to the parties being so indemnified of a release from all liability in respect of all claims made in such action, suit or proceeding.

         In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any Seller or any Controlling Person of a Seller makes a claim for indemnification pursuant to this Section 4.3(l), but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4.3(l) provides for indemnification in such case, then, each of the Company, such Seller and such Controlling Person shall contribute to the aggregate losses, claims, damages or liabilities to which it may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and that of such Seller and each of its Controlling Persons on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Seller and/or its Controlling Persons on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by such Seller and/or its Controlling Persons, on the other hand, and the relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission of each of the Company, on the one hand and the Seller and/or its Controlling Persons, on the other hand; provided, however, that, in any such case, (A) no such Seller will be required to contribute any amount in excess of the public offering price of all Registrable Securities sold by such Seller pursuant to such registration statement, and (B) no Person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person that was not guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act.

         (m) If, at any time, the Company lists its Common Stock on any national securities exchange and registers the Common Stock under the Exchange Act, the Company shall, at its expense: (i) include in its application for such listing the Registrable Securities and maintain such listing of the Common Stock; (ii) use commercially reasonable efforts to timely file with the Commission such information as the Commission may require under Section 13 or Section 15(d) of the Exchange Act; and (iii) provided the Registration Period shall have commenced, (A) use commercially reasonable efforts to list Registrable Securities on such national securities exchange simultaneously with the registration thereof, if any, and (iv) use commercially reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Registrable Securities. If the Company lists any class of equity securities on any national securities exchange and registered such class of equity securities under the Exchange Act, the Company shall furnish to any Seller forthwith upon such Seller's request (x) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (y) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (z) such other reports and documents as such Seller may reasonably request in availing itself of any rule or regulation of the Commission allowing such Seller to sell any such Registrable Securities without registration. The Company agrees to use commercially reasonable efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Common Stock.

         Section 4.4 Indemnification by Sellers. In the event that the Company registers any of the Registrable Securities under the Securities Act, each Seller of Registrable Securities so registered shall indemnify and hold harmless the Company, each of its directors and each of its officers who have signed or otherwise participated in the preparation of the registration statement, each of the Company's Controlling Persons, each underwriter of the Registrable Securities so registered (including any broker or dealer through whom such of the shares may be sold) and each of such underwriter's Controlling Persons, from and against any and all losses, claims, damages, expenses or liabilities, joint or several as incurred, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, shall reimburse the Company and each such director, officer, underwriter, broker, dealer or Controlling Person for any legal or other expenses it reasonably incurs in connection with investigating or defending any action, suit or proceeding whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Seller or Controlling Person of the Seller expressly for use therein; provided, however, that such Seller's obligations to any Person hereunder shall be limited to an amount equal to the proceeds of the sale of all Registrable Securities sold by such Seller pursuant to the relevant registration statement or prospectus.

         Promptly after the Company's receipt of notice of the commencement of any action, suit or proceedings in respect of which indemnity may be sought against such Seller, the Company shall notify such Seller in writing of the commencement thereof (provided, that failure to so notify such Seller shall not relieve such Seller from any liability it may have hereunder, except to the extent such Seller's defense of such action was materially adversely affected thereby), and such Seller shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and shall assume the payment of all expenses insofar as such action, suit or proceedings relates to the alleged liability in respect of which indemnity may be sought against such Seller hereunder. The Company and each such director, officer, underwriter or Controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such Seller shall not be at the expense of such Seller unless (A) engagement of such counsel is specifically authorized in writing by such Seller, (B) such Seller shall not have employed counsel to defend such action by the earlier of
(1) 45 days after such Seller shall have received notice of such action and (2) the date by which any filing must be made with the court or administrative body adjudicating any such action or any other action must be taken in order not to relinquish any legal rights applicable to the Company or any of its Controlling Persons, or (C) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to such Seller (in which case such Seller shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in either such event, the fees and expenses of not more than one additional firm of attorneys for each of the Company and/or such underwriter shall be borne by such Seller. Such Seller shall not be liable to indemnify any Person for any settlement of any such action, suit or proceeding effected without such Seller's written consent.

                  In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company's exercise of its rights under this Section 4.4 involves a claim for indemnification pursuant to this Section 4.4, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 4.4 provides for indemnification then, in such case, the Company and such Seller shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Seller on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of such Seller on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by such Seller on the other hand and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such Seller will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no Person or entity guilty of any fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any other Person that was not guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act.

         Section 4.5 Cooperation of Registered Holders. Whenever under the preceding Sections of this Article IV any Registered Holder is registering any Registrable Securities pursuant to any registration statement, each such Registered Holder agrees to timely provide to the Company, such information and materials as the Company may reasonably request in order to effect the registration of such Registrable Securities.

         Section 4.6 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article IV may be assigned (but only with all related obligations) by an Investor to a Permitted Transferee, provided that: (a) within a reasonable time before such transfer, the Company is furnished with written notice of the name and address of the proposed transferee and the number and type of Registrable Securities with respect to which such registration rights are being assigned; (b) immediately following such transfer, further disposition of such Registrable Securities by the proposed transferee is restricted under the Securities Act; (c) in the Company's judgment, such proposed transferee is not a competitor of the Company or any of its subsidiaries; and (d) such transfer is not otherwise prohibited by the terms of any applicable law or regulation or any lock-up agreement (including, without limitation, the Lock-Up Agreement) then in effect with respect to the Securities or the Registrable Securities; (e) the Company receives an opinion of counsel, acceptable to the Company in its sole discretion, that such assignment does not violate the Securities Act or applicable state securities laws or regulations; and (f) the proposed transferee agrees to execute and deliver to the Company an original counterpart signature page to this Agreement, thereby agreeing to be bound by the terms hereof.

         Section 4.7 Delay of Registration. No holder of any Securities or Registrable Securities shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article IV.

         Section 4.8 No Required Exercise or Conversion. Nothing contained in this Agreement shall be construed as requiring the Investors or any other holder(s) to convert the Notes or exercise the Warrants, as the case may be, prior to the initial filing of any registration statement or the effectiveness thereof.

         Section 4.9 Investor Compensation of Underwriter. In connection with any registration made pursuant to Section 4.1 or 4.2 hereof, the Registered Holders agrees as follows: (a) any public sale of Registrable Securities included in the relevant registration statement shall be effected through the underwriter, if any, for such registration and (b) such Registered Holders shall compensate the underwriter in accordance with its customary compensation practices for such transactions.

                                   ARTICLE V.
                                   CONDITIONS

         Section 5.1 Conditions Precedent to the Obligation of the Company to Issue the Notes. The obligation hereunder of the Company to issue the Notes and the Warrants to the Investors is subject to the satisfaction, at or before the applicable Closing Date, of each of the conditions set forth below. These conditions are solely for the benefit of the Company and its subsidiaries and may be waived by the Company at any time in its sole discretion.

         (a) Accuracy of the Investors' Representations and Warranties. The representations and warranties of each Investor contained herein and all statements made and information provided by each Investor in such Investor's Investor Questionnaire shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

         (b) Performance by the Investors. Each Investor shall have performed all agreements and satisfied all conditions required to be performed or satisfied by such Investor at or prior to such Closing Date.

         (c) No Injunction; No Litigation. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority which prohibits the consummation of any of the transactions contemplated by this Agreement. No action, suit or proceeding shall have been commenced before any court or governmental authority or threatened and no investigation shall have been commenced or have been threatened against the Company, any of its subsidiaries, or any Investor (i) seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any such transaction or (ii) which would, if resolved adversely to the Company, such subsidiary or Investor, either severally or in the aggregate, have a Material Adverse Effect or invalidate or call into question the availability of an exemption applicable to the Offering under the Securities Act.

         Section 5.2 Conditions Precedent to the Obligation of the Investors to Purchase the Notes and the Warrants. The obligation hereunder of each Investor to acquire and pay for the Notes and the Warrants is subject to the satisfaction, at or before the applicable Closing Date, of each of the conditions set forth below. These conditions are for the Investors' sole benefit and may be waived by any Investor at any time in its sole discretion.

         (a) Accuracy of the Company's Representations and Warranties. The representation and warranties of the Company shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

         (b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to such Closing Date.

         (c) No Injunction; No Litigation. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority which prohibits the consummation of any of the transactions contemplated by this Agreement. No action, suit or proceeding shall have been commenced before any court or governmental authority or threatened and no investigation shall have been commenced or have been threatened against the Company, any of its subsidiaries, or any Investor (i) seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any such transaction or (ii) which would, if resolved adversely to the Company, such subsidiary or Investor, either severally or in the aggregate, have a Material Adverse Effect.

         (d) Opinion of Counsel. At such Closing Date, the Investors shall have received an opinion of counsel to the Company in form substantially similar to the opinion attached hereto as Exhibit C and such other opinions, certificates and documents as the Investors or their counsel shall reasonably require prior to or at the Closing.

         (e) Secretary's Certificate. The Company shall have delivered to the Investors a certificate in form and substance reasonably satisfactory to the Investors, executed by the

Secretary of the Company on behalf of the Company, certifying as to satisfaction of closing conditions, incumbency of signing officers, charter, by-laws, good standing and authorizing resolutions of the Company.

         (f) Ramendra Singh Guaranty. Ramendra Singh, the holder of over 50% of the issued and outstanding shares of Common Stock at the date hereof, shall have executed and delivered an unconditional guaranty, substantially in the form of Exhibit D attached hereto, whereby he unconditionally guarantees the payment when due of the obligations of the Company under the Notes (the "Guaranty").

                                   ARTICLE VI.
                                LEGEND AND STOCK

         Each certificate representing any Notes, Warrants, Note Shares, or Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS WHICH IS EFFECTIVE AND CURRENT WITH RESPECT TO THESE SECURITIES OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, BUT ONLY IF (a) THE HOLDER HEREOF HAS FIRST OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND (b) THE LOCK-UP AGREEMENT TO WHICH THE ORIGINAL HOLDER IS (AND ITS PERMITTED TRANSFEREES WILL BE) SUBJECT IS WAIVED OR IS NOT IN EFFECT.

         The certificates representing any Note Shares or Warrant Shares issued upon conversion of any Notes or Warrant Shares issued upon exercise of any Warrants shall bear a legend in substantially the same form as the legend on the Notes and the Warrants indicated above.

                                  ARTICLE VII.
                                   TERMINATION

         Section 7.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Initial Closing Date by the mutual written consent of the Company and the Investors.

         Section 7.2 Other Termination. This Agreement may be terminated by action of the Board of Directors of the Company or by any of the Investors with respect to such Investor at any time if the Initial Closing Date shall not have been consummated by the fifth business day following the date of this Agreement.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

         Section 8.1 Stamp Taxes; Agent Fees. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Notes and Warrants pursuant hereto and the Note Shares issued upon conversion of the Notes and the Warrant Shares issued upon the exercise of the Warrants.

         Section 8.2 Specific Enforcement; Consent to Jurisdiction.

         (a) The Company and the Investors acknowledge and agree that in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable injury and damage would occur, which injury and damage cannot be adequately compensated for by money damages. Accordingly, the parties agree that they shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, the same being in addition to any other remedy to which any of them may be entitled by law or equity.

         (b) Each of the Company and each Investor (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court, the New York State courts and other courts of the United States sitting in New York County, New York, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that such party is not personally subject to the jurisdiction of such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company and each of the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

         Section 8.3 Entire Agreement; Amendment. This Agreement, together with the Notes, the Warrants, the Investor Questionnaires and the agreements and documents executed in connection herewith and therewith, contains the entire understanding of the parties with respect to the matters covered hereby and thereby and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

         Section 8.4 Notices. Except as otherwise specified in Section 4.1 or
4.2 hereof, all notices and other communications hereunder shall be in writing and shall be deemed to be received when delivered personally or sent by facsimile with written confirmation of complete transmission, one day after being sent by overnight courier service or express mail requiring signed acknowledgment of delivery, or five (5) business days after mailing by registered or certified mail, return receipt requested and all postage and certified or registration fees prepaid, in all cases, if addressed to the party for whom intended at the address for such party set forth below or to such other address as such party may designate by notice given in accordance with the provisions of this Section 8.4:

to the Company:            Dynacs Inc.
                           35111 U.S. Highway 19 North
                           Suite 300
                           Palm Harbor, Florida 34684
                           Attn.: Dr. Ramendra P. Singh, President
                           Fax No.: (727) 787-2503

with copies to:            Frankfurt, Garbus, Klein & Selz, P.C.
                           488 Madison Avenue
                           New York, New York 10022
                           Attn.: Gary A. Schonwald, Esq.
                           Fax No.: (212) 593-9175

to the Investors:          To each Investor at the address set forth on
                           Schedule I of this Agreement

with copies to:            H.C. Wainwright & Co., Inc.
                           One Boston Place
                           40th Floor
                           Boston, MA 02108
                           Attn.: Matthew La Fontaine, Associate
                           Fax No.: (617) 788-9520

         Section 8.5 Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney's fees but excluding consequential damages) incurred as a result of such party's breach of any representation, warranty, covenant or agreement in this Agreement.

         Section 8.6 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 8.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         Section 8.8 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party, other than certain obligees of the Company with respect to certain Company indebtedness who agreed to subordinate their rights to certain rights of the Investors under their Notes. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of all Investors (which consent may not be unreasonably withheld), except that: the Company may assign this Agreement in connection with a merger, consolidation, business combination or the sale of all or substantially all of its assets provided that the Company is not released from any of its obligations hereunder or such successor in interest or assignee assumes all obligations of the Company hereunder, and appropriate adjustment of the provisions contained in this Agreement is made, in form and substance satisfactory to the Investors, to place the Investors in substantially the same position as they would have been but for such assignment; and anything contained herein to the contrary notwithstanding, no Investor shall have the right to approve or consent to a merger undertaken by the Company solely for the purposes of changing its state of incorporation. Any Investor may assign this Agreement (in whole or in part) or any rights or obligations hereunder without the consent of the Company in connection with any sale or transfer of all or any portion of the Notes or the Warrants held by such Investor, provided, however, that no Investor may assign this Agreement except to a Permitted Transferee and only if such assignment is exempt from the registration requirements of the Securities Act and applicable state securities laws and (ii) the Company receives an opinion of counsel to the Company or other counsel satisfactory to the Company that such exemption from registration requirements is available for such assignment or transfer.

         Section 8.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, the Company's subsidiaries and their respective permitted successors and assigns and their respective Control Persons, but only as expressly set forth herein and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         Section 8.10 Governing Law. This Agreement has been prepared, negotiated, executed and delivered in the state of New York and shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to such State's principles of conflict of laws.

         Section 8.11 Survival. The representations and warranties and the agreements and covenants of the Company and each Investor contained herein shall survive the applicable Closing.

         Section 8.12 Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

         Section 8.13 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without its consent, unless and until such disclosure is required by law or applicable regulation or legal process, and then only to the extent of such requirement, provided that the Company may name the Investors in any filing with the Commission, the NASD, the NASDAQ Stock Market, any securities exchange or any state securities commission or similar state regulatory body.

         Section 8.14 Severability. The parties acknowledge and agree that the Investors are not agents, Affiliates or partners of each other, that all representations, warranties, covenants and agreements of the Investors hereunder are several and not joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "Investors" hereunder shall be enforceable by each Investor hereunder in respect of such Investor.

         Section 8.15 Like Treatment of Holders. Neither the Company nor any of its Affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemption or exchange of Notes or the Warrants, or otherwise, to any holders of Notes or Warrants, as the case may be, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Notes or the Warrants or this Agreement, unless such consideration is required to be paid to all Registered Holders of Notes or Warrants, as the case may be, bound by such consent, waiver or amendment whether or not such Registered Holders so consent, waive or agree to amend and whether or not such Registered Holders tender their Notes or Warrants, as the case may be, for redemption or exchange. The Company shall not, directly or indirectly, redeem any Notes unless such offer of redemption is made pro rata to all Registered Holders of Notes on identical terms. The Company shall not, directly or indirectly, redeem any Warrants unless such offer of redemption is made pro rata to all Registered Holders of Warrants on identical terms.

         Section 8.16 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Arbitration Proceedings" shall mean the claims of the Company against Juno Pix, Inc., New Line Pictures, Inc. and New Line Cinema, Inc. in connection with colorization and other work undertaken by the Company for the motion picture, "Pleasantville," and the related claims of Juno, New Line Pictures and/or New Line Cinema against the Company, all before the American Arbitration Association in California.

         "Affiliate" shall have the meaning set forth in Rule 405 promulgated under the Securities Act.

         "Closing" and "Closing Date" shall have the meanings ascribed to such terms in Section 1.3 herein.

         "Cerulean" shall have the meaning ascribed to it in Section 2.1(c) hereof.

         "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Controlling Person" shall mean any Person that controls another Person within the meaning of Section 15 of the Securities Act.

         "Conversion Date" with respect to each Investor shall mean the close of business on the first business day following the date on which the Company receives a Notice of Conversion (as defined in the Note) from such Investor.

         "Documents" shall mean the Confidential Offering Memorandum of the Company dated February 8, 2000 which includes the Term Sheet, certain information concerning the Company and its business, the forms of the Notes, the Warrants, this Agreement and the Guaranty, each such document as the same may have been amended or supplemented.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Escrow Agent" shall mean Continental Stock Transfer & Trust Company.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Guaranty" shall have the meaning set forth in Section 5.2(f) hereof.

         "Investor" shall mean each Person that executes a counterpart signature page to this Agreement and is listed as an Investor on Schedule I attached to this Agreement and, as the context may require, each Person that purchases Securities in this Offering.

         "Investor Questionnaires" shall mean, collectively, the Investor Questionnaires, in the form attached to the Offering Memorandum, provided by each Investor to the Company in connection with the Offering.

         "Lock-Up Agreement" shall have the meaning given to it in Section 2.2(d) hereof.

         "Majority Holders" shall mean Registered Holders that, in the aggregate, own beneficially, more than fifty percent (50%) of the Registrable Securities that are not held by the Company or any of its officers, directors, creditors, employees or agents or any of their respective Affiliates, family members, or Persons acting as nominees of any of them and that have not been resold to the public pursuant to a registration statement filed with the Commission under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act; provided, however, that a Majority Holders shall not be the beneficial owners of less than an aggregate of 35,000 Registrable Securities (the "Minimum Amount"); and provided, further, however, that in the event the piggyback registration rights pursuant to Section 4.1 hereof have not been available for exercise within the twelve-month period prior to the exercise of a demand registration pursuant to Section 4.2 hereof, the Minimum Amount shall be reduced to zero.

         "Managing Underwriter" shall mean the managing underwriter or the representative of the underwriters.

         "Material Adverse Effect" shall mean any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity taken as a whole, and any material adverse effect on the transactions contemplated under this Agreement or any other agreement or document contemplated hereby or thereby.

         "Maturity Date" shall mean the maturity date of the Notes, as set forth therein.

         "Mezzanine Financing" shall mean shall mean the sale of at least $2,000,000 (before deducting commissions and expenses) in Mezzanine Securities, subsequent to the closing of the Offering, through an offering exempt from registration under Section 4(2) and/or Regulation D promulgated under the Securities Act.

         "Mezzanine Securities" shall mean the equity or equity-linked securities, if any, that may be offered for sale by the Company pursuant to a Mezzanine Financing.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "Notes" shall mean the Senior Subordinated Convertible Notes issued by the Company pursuant to the Offering.

         "Offering" shall mean the offering by the Company of the Securities pursuant to Regulation D promulgated under the Securities Act.

         "Offering Memorandum" shall mean the Confidential Private Offering Memorandum of the Company, dated February 8, 2000, as amended or supplemented.

         "Permitted Transferee" shall mean any Person to whom any Registered Holder or other Permitted Transferee transfers Securities or Registrable Securities (that have not been sold to the public in compliance with the Securities Act) or the registration rights conferred by Section 4.1 or Section
4.2 (but only as the context may require), in compliance with the terms of this Agreement, the Securities Act, and applicable state securities laws and regulations.

         "Person" shall mean an individual, firm corporation, limited liability company, partnership, trust, firm, incorporated or unincorporated association, joint venture, joint stock company, government (or agency or political subdivision thereof) or other entity of any kind, and any successor (by merger or otherwise) of any such entity.

         "Prior Offering" shall mean the Company's offering and sale of $1,000,000 in principal amount of senior convertible subordinated notes and warrants to purchase 150,000 shares of Common Stock pursuant to an offering memorandum dated October 1999.

         "Registered Holder" shall mean the original Investors and any Permitted Transferee. The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Securities" shall mean, collectively, the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and upon conversion of the Notes (the

"Note Shares") (if such conversion is permissible on the date of determination of the securities constituting Registrable Securities), along with any other securities issued (or issuable to a Registered Holder upon the conversion of any Note or exercise of any Warrant) or any other security which is issued to a Registered Holder in respect of any Registrable Securities as a result of any stock split, stock dividend, recapitalization or similar event or upon exchange of the shares of Common Stock, issued or issuable upon exercise of the Warrants or the conversion of the Notes and any other securities of the Company issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Warrant Shares or the Note Shares; provided, however, that the term "Registrable Securities" shall not apply to any shares of Common Stock remaining unregistered following the 90th day after such time as Rule 144(k) under the Securities Act first becomes available for the sale of all Registrable Securities without restriction.

         "Registration Period" shall have the meaning set forth in Section 4.1 hereof.

         "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

         "Rule 144" shall mean Rule 144 promulgated under the Securities Act.

         "Securities" shall mean the Notes and the Warrants.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Seller" shall mean a Registered Holder of Note Shares and/or Warrant Shares, any of which have been or are being registered pursuant to an effective registration statement filed with the Commission under the Securities Act in accordance with the provisions of Section 4.1 and/or 4.2 hereof.

         "Subsidiaries" shall mean the subsidiaries of the Company listed on Annex A hereto.

         "Warrants" shall mean the warrants to purchase shares of common stock of the Company issued by the Company pursuant to this Agreement and the Offering.


                 [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                      DYNACS INC.


                                      By:
                                         -------------------------------------
                                      Name:     Harry Schubele, III
                                      Title:    Senior Vice President


                                      INVESTOR:


                                      By:
                                         -------------------------------------
                                      Name:


Exact Name in Which Note(s) Should
be registered:

                             EXHIBITS AND SCHEDULES

Schedule I           List of Investors

Exhibit A            Form of Note

Exhibit B            Form of Warrant

Exhibit C            Form of Opinion of Counsel

Exhibit D            Form of Guaranty of Ramendra Singh

Annex A              Subsidiaries

Annex B              Other Entities

                                   SCHEDULE I

INVESTOR                                             NOTE PRINCIPAL AMOUNT              WARRANT SHARES
--------                                             ---------------------              --------------

                                    EXHIBIT A

                                  FORM OF NOTE

                                   EXHIBIT A

                                  FORM OF NOTE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY IF (a) THE REGISTERED HOLDER HEREOF HAS FIRST OBTAINED THE WRITTEN OPINION OF COUNSEL TO DYNACS INC. (THE "COMPANY"), OR OTHER COUNSEL ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE STATE SECURITIES LAWS.


                                   DYNACS INC.

             SECOND SENIOR SUBORDINATED CONVERTIBLE PROMISSORY NOTE
                        The Transferability of this Note
                     is Restricted as Provided in Section 6

     CERTAIN CAPITALIZED TERMS USED IN THIS NOTE ARE DEFINED IN SECTION 1.1

N-                                             Dated: February     , 2000
  -----                                                        ----

$                                              New York, New York
 ----------


         FOR VALUE RECEIVED, DYNACS INC., a Delaware corporation (the "Company"), promises to pay to ___________________________ or his Permitted Transferee(s) (the "Registered Holder"), the principal amount of _____________ Thousand Dollars and no/100 ($___,000.00), and to pay interest (computed on the basis of 360-day years, each of twelve 30-day months) on the unpaid principal amount hereof at the initial rate of eight percent (8%) per annum during the period commencing on the date hereof until and including the 120th day from such date and thereafter at a rate of fifteen percent (15%) per annum until the earlier of: (i) the conversion of the unpaid principal amount and the accrued but unpaid interest of this Note into shares of common stock of the Company, par value $.01 per share ("Common Stock"), at the option of the Registered Holder after a Liquidity Event in accordance with the terms of Section 5(a) hereof;
(ii) the unpaid principal amount and the accrued but unpaid interest of this
Note is exchanged for, or converted into, Mezzanine Securities in accordance with the terms of Section 5(b) hereof; or (iii) repayment in full of the principal amount and accrued and unpaid interest on this Note. Interest due shall be payable by the Company on a quarterly basis in accordance with the terms of Section 3 hereof. Principal and accrued but unpaid interest hereunder shall be due and payable in cash on the Maturity Date, subject to the terms and conditions of Sections 5 and 6 hereof. For the purposes of this Note, "cash" shall mean such coin or currency of the United States of America which, at the time of payment, constitutes legal tender for the payment of public and private debts.

         This Note is one of a series of Second Senior Subordinated Convertible Notes (the "Notes") issued by the Company pari passu to the several purchasers of the Notes and certain warrants (the "Warrants") to purchase shares of Common Stock pursuant to the terms of that certain Second Warrant and Senior Subordinated Convertible Note Purchase Agreement, dated as of the date hereof (the "Agreement"), and the terms of the Company's private offering of the Notes and Warrants commencing February 8, 2000 (the "Offering"). The Registered Holder of this Note has certain rights, including the right to convert this Note into shares of Common Stock or Mezzanine Securities pursuant to the terms of this Note. The registered holders of the Note Shares, if any, issuable upon conversion of this Note have certain rights, as set forth in the Agreement.

1. This Note is subject to the additional terms and conditions set forth below:

         1.1 Definitions. The following terms, as used in this Note, shall have the meanings ascribed to them below:

         "Affiliate" shall have the meaning set forth in Rule 405 promulgated under the Securities Act.

         "Change of Control" shall have the meaning set forth in Section 8(d) hereof.

         "Conversion Date" shall have the meaning set forth in Section 5(d) hereof.

         "Conversion Price" shall have the meaning set forth in Section 5(c) hereof.

         "Event of Default" shall have the meaning set forth in Section 8 hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Interest Payment Date" shall mean each of May ___, August ___, November ___, and February ___, commencing in May 2000 and prior to the Maturity Date.

         "Liquidity Event" shall mean each of (i) an initial public offering of Common Stock by the Company pursuant to an effective registration statement on an appropriate form filed with the Commission and (ii) the Company's sale of all or substantially all of its assets to another entity other than an Affiliate of the Company.

         "Lock-Up" shall mean the lock-up agreement to be signed by each Registered Holder of a Note providing that (a) its Note, the Note Shares, its Warrant and the Warrant Shares cannot be transferred or otherwise disposed of, directly or indirectly, for a period of 180 days following the effective date of the registration statement, if any, filed by the Company in connection with an initial public offering of its securities, or such longer period as the NASD may require, except (i) with the prior written consent of Wainwright or (ii) if the transfer or other disposition is made to any Affiliates of such Registered Holder, as a bona fide gift or to any trust, and/or (b) such other restrictions on transfer as the NASD may require in connection with such initial public offering.

         "Majority Holders" shall mean the Registered Holders of more than fifty percent (50%) in aggregate principal amount of the Notes then outstanding.

         "Material Adverse Effect" shall mean any adverse effect on the business, operations, properties, prospects, or financial condition of the entity or entities with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity taken as a whole, and any material adverse effect on the transactions contemplated under this Agreement or any other agreement or document contemplated hereby or thereby.

         "Maturity Date" shall mean the first anniversary date of this Note.

         "Mezzanine Financing" shall mean the sale of at least $2,000,000 (before deducting commissions and expenses) in Mezzanine Securities, subsequent to the closing of the Offering, through an offering exempt from registration under Section 4(2) and/or Regulation D promulgated under the Act.

         "Mezzanine Securities" shall mean the equity or equity-linked securities, if any, that may be offered for sale by the Company pursuant to a Mezzanine Financing.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "Note Shares" shall mean shares of Common Stock into which this Notes is convertible.

         "Notice of Conversion" shall mean the notice, substantially in the form of Exhibit A attached hereto, given by the Registered Holder hereof to the Company of such Holder's election to convert this Note into Note Shares.

         "Permitted Transferee" shall mean any Person to whom any Registered Holder or other Permitted Transferee transfers this Note or the Note Shares in compliance with the terms of the Agreement, the Securities Act and the regulations promulgated thereunder and applicable state securities laws and regulations.

         "Person" shall mean an individual, firm corporation, limited liability company, partnership, trust, firm, incorporated or unincorporated association, joint venture, joint stock company, government (or agency or political subdivision thereof) or other entity of any kind, and any successor (by merger or otherwise ) of any such entity.

         "Registered Holder" shall mean the Person to whom this Note is first issued and any Permitted Transferees hereof.

         "Registered Holders" shall mean the Persons to whom the Notes are first issued and any Permitted Transferees thereof.

         "Securities Act" shall mean the Securities Act of 1933, as the same may be amended from time to time.

         "Significant Subsidiary" shall have the meaning ascribed to it in Rule 405 promulgated under the Securities Act.

         "Wainwright" shall mean H. C. Wainwright & Co., Inc., the placement agent for the Offering.

         This Note is subject to the following terms and conditions.

         1.2 Unsecured Obligations; Subordination. This Note and the amounts payable hereunder, including principal and accrued interest, are unsecured obligations of the Company, and shall be subordinate and junior to indebtedness incurred by the Company pursuant to (a) currently existing equipment financings, (b) currently existing debt of approximately $585,000 secured by certain revenues pursuant to a Loan Agreement dated May 10, 1999; and
(c) up to an aggregate of $6,000,000 of indebtedness currently existing or hereinafter incurred by the Company under a working capital facility with First National Bank of Florida, or the renewal or replacement thereof with any financial institution, bank or commercial lender (collectively, the "Senior Debt"). Except as set forth in the preceding sentence, the Notes shall not be subordinate or junior to any other indebtedness of the Company.

2. Covenants. The Company covenants and agrees that, so long as this Note is outstanding and unpaid:

         (a) Payment of Note. The Company will punctually pay or cause to be paid the principal and interest on this Note at the dates and places and in the manner specified herein. Any sums required to be withheld from any payment of principal or interest on this Note by operation of law or pursuant to any order, judgment, execution, treaty, rule or regulation may be withheld by the Company and paid over in accordance therewith.

         Nothing in this Note or in any other agreement between the holder hereof and the Company shall require the Company to pay, or such holder to accept, interest in an amount which would subject the holder to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due under this Note or provided for in any other agreement between the Company and the holder are or could be held to be in the nature of interest and would subject the holder to any penalty or forfeiture under applicable law, then ipso facto the obligations of the Company to make such payment to the holder shall be reduced to the highest rate authorized under applicable law and, in the event that the holder shall have ever received, collected, accepted or applied as interest any amount in excess of the maximum rate of interest permitted to be charged by applicable law, such amount which would be excess interest under applicable law shall be applied first to the reduction of principal then outstanding, and, second, if such principal amount is paid in full, the remainder, if any, shall forthwith be returned to the Company.

         (b) Guaranty. All sums owed and payable to the Registered Holder shall be guaranteed by Dr. Ramendra P. Singh, the Chief Executive Officer, President and principal stockholder of the Company (the "guarantor").

         (c) Maintenance of Corporate Existence; Merger and Consolidation. The Company will at all times cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of any Significant Subsidiary and all of the respective rights and franchises of the Company and each Significant Subsidiary, and neither the Company nor any Significant Subsidiary shall consolidate with or merge into any other corporation or transfer all or substantially all of its assets to any Person unless (i) the survivor of such consolidation or merger is the Company or is a company organized in a state other than the Company's original state of incorporation into which the Company has merged solely to effect a change in the state of incorporation of the Company, provided that such surviving company assumes the obligations of the Company under the Notes pursuant to operation of law, (ii) the company formed by such consolidation or into which the Company is merged or to which the assets of the Company are transferred is a company which expressly assumes all of the obligations of the Company under the Notes, and
(iii) after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

         (d) Maintenance of Properties. The Company shall reasonably maintain in good repair, working order and condition its properties and other assets, and those of any Significant Subsidiary, and from time to time make all reasonably necessary or desirable repairs, renewals and replacements thereto.

         (e) Payment of Taxes. The Company will, and will cause any Subsidiary to, set aside for payment, or discharge before the same becomes delinquent, all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary, as the case may be, or upon their respective income, profits or property; provided, however, that neither the Company nor any of its subsidiaries shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge the amount or the applicability or validity of which is being contested in good faith by appropriate proceedings.

         (f) Compliance with Statutes. The Company will, and will cause any Significant Subsidiary to, comply in all material respects with all applicable statutes and regulations of the United States of America and of any State or municipality thereof, and of any agency of the United States of America, any such State or municipality, in respect of the conduct of business, and the ownership of property by the Company or any Significant Subsidiary; provided, however, that nothing contained in this Section 2.2(f) shall require the Company or any

Significant Subsidiary to comply with any such statute or regulation so long as its legality or applicability is being contested in good faith.

         (g) Liens. The Company shall not, and shall not permit any of its subsidiaries to, create, incur or suffer to exist any liens, claims or encumbrances upon any of its assets or properties, except for those in existence on the date hereof or those incurred in the ordinary course of business.

         (h) Restrictions on Dividends, Redemptions, etc. The Company shall not, and shall cause any of its subsidiaries not to, (i) declare or pay any dividend or make any other distribution on any equity securities of the Company, except dividends or distributions payable in equity securities of the Company or
(ii) purchase, redeem or otherwise acquire or retire for value any equity securities of the Company, except equity securities acquired upon conversion thereof into other equity securities of the Company.

         (i) Transactions with Affiliates. The Company shall not itself, and shall not permit any of its subsidiaries to, engage in any transaction of any kind or nature with any Affiliate of the Company or of any of its subsidiaries, other than a wholly-owned subsidiary, unless such transaction is upon terms which are fair to the Company or such subsidiary, as the case may be, and which are reasonably similar to, or more beneficial to the Company or such subsidiary than the terms deemed likely to occur in similar transactions with unrelated Persons under the same circumstances.

         (j) Indebtedness. The Company shall not, and shall not permit any of its Subsidiaries to, incur any liability or obligation, direct or contingent, for borrowed money, except for those liabilities and obligations (i) in existence on the date hereof, (ii) incurred in the ordinary course of business or otherwise incurred, provided that the Notes are not subordinate or junior thereto, (iii) incurred with respect to the Senior Debt, and (iv) any refinancings, replacements, amendments or modifications of any of the foregoing."

         3. Interest. Interest shall be payable quarterly on the unpaid principal amount of this Note at rates established in the first paragraph of the Preamble of this Note on each Interest Payment Date and on the Maturity Date.

         4. Maturity. If this Note is not converted into Note Shares at the option of the Registered Holder in accordance with the terms of Section 5(a) hereof or converted into Mezzanine Securities in accordance with the terms of
Section 5(b) hereof, the principal amount of this Note, together with all accrued and unpaid interest thereon, shall be due and payable in cash on the Maturity Date.

         5.       Conversion.

         (a) Liquidity Event. Upon the occurrence of a Liquidity Event, the Registered Holder of this Note may convert, at any time after the date which is 120 days after the date of this Note all (but not less than all) unpaid principal of this Note and all accrued and unpaid interest thereon into a number of Note Shares equal to the quotient of
(i) the unpaid principal and accrued and unpaid interest thereon divided by (ii) the Conversion Price. Upon conversion of this Note into Note Shares pursuant to this paragraph, the principal amount of this Note and accrued and unpaid interest thereon shall have thereby been paid and discharged in full, this Note shall be canceled, and the holder shall have no recourse to the Company or the guarantor.

         (b) Mezzanine Securities. In the event this Note has not been converted into Note Shares in accordance with the terms of Section 5(a) hereof and the Company consummates a Mezzanine Financing while this Note remains outstanding, the unpaid principal of this Note and accrued and unpaid interest thereon shall be (i) repaid in cash from the proceeds of the Mezzanine Financing or (ii) at the election of the Registered Holder in accordance with this Section 5(b), converted into, or exchanged for, an amount of Mezzanine Securities on a pari passu basis with investors in the Mezzanine Financing. The Company shall give written notice of the proposed Mezzanine Financing at least five (5) days prior to the final closing in such Mezzanine Financing. If the Company receives written notice from the Registered Holder of its election to convert this Note into, or exchange this Note for, Mezzanine Securities within one (1) business day prior to the final closing of the Mezzanine Financing, this Note shall be converted into, or exchanged for, Mezzanine Securities in accordance with the terms of this Section 5(b). Upon conversion of this Note into Mezzanine Securities pursuant to this paragraph, the principal amount of this Note and accrued and unpaid interest thereon shall have thereby been paid and discharged in full, this Note shall be canceled, and the holder shall have no recourse to the Company or guarantor.

         (c) Conversion Price. The Conversion Price in connection with a Liquidity Event shall equal (i) sixty percent (60%) of the initial public offering price per share of Common Stock in the event that the Liquidity Event is the Company's initial public offering or (ii) in the event the Liquidity Event is the sale of all or substantially all of the Company's assets to another entity other than an Affiliate of the Company, sixty percent (60%) of the consideration received for such assets divided by the total number of shares of Common Stock outstanding on a fully-diluted basis before such sale.


         (d) Method of Conversion. The Registered Holder of this Note shall not be entitled to receive Note Shares upon the conversion of this Note unless and until such Holder surrenders this Note and deliver a Notice of Conversion to Company at its address set forth herein for notices or to an agent designated by the Company by notice given to the Registered Holder. The Notice of Conversion shall state therein the amount(s) in which the certificate(s) for Note Shares are to be issued. The conversion shall be effective on the close of business on the first business day following the date on which the Company receives the Notice of Conversion (the "Conversion Date"). Interest on the principal amount of this Note shall cease to accrue on and after the conversion hereof on the Conversion Date.

         (e) Issuance of Note Shares and Mezzanine Securities. The Company shall, as soon as practicable after surrender of this Note and receipt of the Notice of Conversion after the occurrence of a Liquidity Event, but in no event more than thirty (30) days thereafter, issue and deliver to the Registered Holder, one or more certificates for the number of Note Shares which such Holder is entitled to receive upon such conversion. The Company shall issue and deliver to the Registered Holder a certificate(s) evidencing the Mezzanine Securities to which the Holder is entitled upon conversion or exchange in accordance with the terms of Section 5(b) hereof upon the later of (i) the Closing Date of the Mezzanine Financing and (ii) surrender of this Note.

         (f) Fractional Shares. If any fraction of a Note Share or Mezzanine Security would be issuable upon conversion of this Note, as the case may be, the Company shall, at its sole option, issue fractions of Note Shares or Mezzanine Securities, as the case may be, or purchase such fraction for cash in an amount equal to the fair market value of such fraction on the Conversion Date. Nothing contained in this Note shall obligate the Company to issue fractional Note Shares or Mezzanine Securities, as the case may be, upon the conversion of this Note.

         (g)      Adjustments of Conversion Price; Merger.

                  (i) If, at any time or from time to time after the consummation of a Liquidity Event while this Note is issued and outstanding, the Company (A) declares or pays, without consideration, any dividend on the Common Stock payable in Common Stock, or (B) effects a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock) or if the number of outstanding shares of Common Stock is reduced by combination, consolidation, reclassification, reverse stock split or otherwise, then the Conversion Price in effect immediately before such Liquidity Event shall, concurrently with the effectiveness of such Liquidity Event, be proportionately decreased or increased, as the case may be. If at any time or from time to time after the consummation of a Liquidity Event while this Note is issued and outstanding, the Company declares or pays, without consideration, any dividend on the Common Stock in the form of a right to acquire Common Stock for no consideration, then, for purposes of this subparagraph (i), the Company shall be deemed to have paid a dividend in such number of shares of Common Stock as is equal to the maximum number of shares thereof issuable upon exercise of such rights.

                  (ii) If, at any time or from time to time after the consummation of a Liquidity Event while this Note is issued and outstanding, the Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 5(g)(i) hereof), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that this Note shall be convertible into the number of shares of such other class or classes of stock that the Registered Holder of this Note would have been entitled to receive had such Holder converted this Note into Note Shares immediately prior to such change.

                  (iii) The Company shall not merge with or consolidate into any other corporation, limited liability company or any other entity (each such transaction, a "Merger"), unless the entity surviving or formed by the Merger assumes, by operation of law or otherwise, all of the obligations contained herein by way of covenants, stipulations, promises or agreements. In the event of a Merger, the Company shall make appropriate provisions so that the Registered Holder shall thereafter have the right to convert this Note into the type and number of securities receivable upon such Merger by a holder of the number of securities into which this Note could have been converted immediately prior to such Merger. In the event that more than one Merger occurs, the provisions contained in this subparagraph (iii) shall apply to each such Merger.

         (h) Reservation of Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes into Note Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Notes; and if at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion of all Notes, then the Company shall take such corporate action as in the opinion of its counsel may be necessary to increase the number of authorized but unissued shares of Common Stock to the number of shares sufficient for such purpose and shall use the Company's best efforts to obtain the requisite stockholder approval.

         (i) Issue Taxes. The Company shall pay any and all taxes other than income taxes, payable by the Registered Holder of this Note in respect of the issuance or delivery of Note Shares or other securities in connection with the conversion of this Note; provided, however, that the Company shall not be obligated to pay any taxes resulting from any transfer of Note Shares or other securities issuable upon conversion of this Note to any Person upon the request of the Registered Holder or otherwise.

6. Restrictions Upon Transferability. This Note has not been registered under the Securities Act or applicable state securities laws, and may not be offered, sold, transferred, pledged, hypothecated, assigned or otherwise disposed of except (a) pursuant to an effective registration statement under the Securities Act and such state laws which is current with respect to this Note or
(b) pursuant to an exemption from registration under the Securities Act and such state laws if the Registered Holder hereof shall have first obtained the written opinion of counsel to the Company or other counsel acceptable to the Company to the effect that the proposed disposition is consistent with all applicable provisions of the Securities Act and applicable state securities laws. In addition, this Note may not be transferred while the Lock-Up, if any, is in effect except (i) with the prior written consent of Wainwright or (ii) if the transfer or other disposition (A) is made to any Affiliate of such Registered Holder, (B) is a bona fide gift, or (C) is made to any trust.

7. No Prepayment. Except as provided in Section 5 hereof, the principal amount of this Note may not be prepaid, in whole or in part, prior to the Mezzanine Financing.

8. Events of Default; Remedies. The occurrence of each of the following shall constitute an event of default hereunder (each, an "Event of Default"):

         (a) Payment of Notes. The default by the Company in the payment of the principal or interest of this Note, when and as the same becomes due and payable, whether on the Maturity Date, upon acceleration or otherwise, which default remains uncured for a period of five (5) days; or

         (b) Performance of Covenants, Conditions or Agreements. The default by the Company in any material respect in the performance or observance of any material covenant, condition or agreement set forth in this Note, which default continues uncured for a period of thirty (30) days after the Company receives written notice from any Registered Holder indicating the particular Event(s) of Default to have occurred; or

         (c) Cross-default. A default by the Company under a material agreement, which default: (i) is not cured or waived within the cure or other applicable time periods provided in such agreement; and (ii) has a Material Adverse Effect.

         (d) Change of Control. The acquisition of beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of a majority of the Company's then outstanding Common Stock by any person or group (as defined in Section 13(d)(3) of the Exchange Act) of persons, other than (i) the executive officers and directors of the Company and any individuals nominated to serve as directors of the Company at the date hereof, (ii) the Registered Holders of the Notes, and (iii) the Registered Holders of the Warrants.

         (e) Bankruptcy, Insolvency, etc. The Company or any Significant Subsidiary shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief, reorganization or arrangement or any other petition in bankruptcy for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its respective creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of their respective property, or shall be adjudicated a bankrupt or insolvent, or shall take corporate action for the purpose of any of the foregoing, or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any Significant Subsidiary or any substantial part of their respective property or an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law, or an order for the dissolution, winding up or liquidation of the Company or any Significant Subsidiary, or if any such petition shall be filed against the Company or any Significant Subsidiary and such petition shall not be dismissed within sixty (60) days.

         (f) Representations and Warranties. If any representation, warranty or statement of fact made in writing by or on behalf of the Company or by any officer of the Company herein, in the Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been incorrect, false or misleading in any material respect on the date as of which made.

         (g) Remedies. If an Event of Default, other than (i) an Event of Default resulting from the Company's failure to pay the principal of this Note or any interest thereon, when the same is due and payable in accordance with the terms hereof and (ii) an Event of Default resulting from bankruptcy, insolvency or reorganization, occurs and is continuing, the Majority Holders may declare, by notice in writing to the Company, all unpaid principal and accrued interest on all of the Notes then outstanding to be due and payable immediately. Upon the occurrence of an Event of Default resulting from the Company's non-payment of principal of, or interest on, this Note, the Registered Holder hereof may declare all unpaid principal and accrued interest on this Note due and payable immediately. Upon the occurrence of an Event of Default resulting from bankruptcy, insolvency or reorganization, the outstanding principal balance of this Note and accrued and unpaid interest thereon shall be due and payable immediately without the requirement of any declaration or other act on the part of the Registered Holder. Any such acceleration may be annulled and past defaults (except a default in payment of principal or interest on the Note which has not theretofore been cured) may be waived by the Majority Holders. (l) (m)

         The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

9. Costs of Collection. If the indebtedness represented by this Note or any part thereof is collected in any proceeding or if this Note is placed in the hands of attorneys for collection after the occurrence of an Event of Default, the Company shall pay, as an obligation under this Note, in addition to the obligation to pay principal and interest, all costs of collecting this Note, including reasonable attorneys' fees.

10. Waiver and Amendments. This Note may be amended, modified, superseded, canceled, renewed or extended, and the terms hereof may be waived only by a written instrument signed by the Company and the Majority Holders; provided, however, that the consent of the Registered Holder of each Note shall be required to modify the terms thereof affecting the payment of the principal amount of, or interest on, such Note or the Maturity Date thereof. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

11. Loss, Theft, Destruction or Mutilation of Note. Upon receipt by the Company of (a) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and (b) indemnity or security reasonably satisfactory to the Company, and upon (i) reimbursement to the Company of all reasonable expenses incidental thereto and (ii) surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new Note of like tenor, in lieu of this Note. Any replacement note made and delivered in accordance with the provisions of this Section 11 shall be dated
(A) as of the date to which interest has been paid on this Note, or (B) if no such interest has theretofore been paid, then dated as of the date hereof.

12. Notices. All notices and other communications given hereunder shall be in writing and shall be deemed to be received when delivered personally or sent by facsimile with written confirmation of complete transmission, one day after being sent by overnight courier service or express mail requiring signed acknowledgment of delivery, or five (5) business days after mailing by registered or certified mail, return receipt requested with all postage and certified or registration fees prepaid, in each case if addressed to the party for whom intended at the address for such party set forth below or to such other address as such party may designate by notice given in accordance with the provisions of this Section 12:


                  (a)      if to the Company, to:

                           Dynacs Inc.
                           35111 U.S. Highway 19 North
                           Suite 3000
                           Palm Harbor, Florida 34684
                           Attn.:   Dr. Ramendra P. Singh, President

                  with a copy to:

                           Frankfurt, Garbus, Klein & Selz, P.C.
                           488 Madison Avenue
                           New York, New York 10022
                           Attn.:   Gary A. Schonwald, Esq.

                  (b) if to the Registered Holder, to the address of such Holder as shown on the books of the Company,

                  with a copy to:

                           H.C. Wainwright & Co., Inc.
                           One Boston Place
                           40th Floor
                           Boston, MA 02108
                           Attn.: Matthew La Fontaine, Associate

13. Governing Law. This Note has been prepared and delivered in the State of New York and shall be governed by and construed in accordance with the laws of such State without giving effect to the principles thereof relating to the conflict of laws. The Company agrees that any dispute or controversy arising out of this Note shall be adjudicated in a court located in New

York County, and hereby submits to the exclusive jurisdiction of the federal courts located in the Southern District of New York, but if such courts shall not have subject matter jurisdiction, to the courts of the State of New York located in New York County. The Company irrevocably waives any objection it now has or hereafter may have with respect to (i) the venue of such action or proceeding brought in any such court or (ii) the fact that such court is an inconvenient forum and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested.

14. Successors and Assigns. All the covenants, stipulations, promises and agreements by or on behalf of the Company contained in this Note shall be binding upon the Company's successors and assigns whether or not so expressed

15. Severability. If any provision of this Note is found by a court of competent jurisdiction to be invalid, illegal or unenforceable, all other provisions of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstances, such provision shall nevertheless remain applicable to all other Persons and circumstances. The rate of interest on this Note is subject to any limitation imposed by applicable usury laws. 6.

16. Headings. The headings in this Note are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Note.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated as of the date first above written.

                                   DYNACS INC.


                                   By:
                                       ------------------------------------
                                              Harry W. Schubele III
                                              Senior Vice President

                                    EXHIBIT A

                              NOTICE OF CONVERSION

         The undersigned, being the Registered Holder of the attached Second Senior Subordinated Convertible Note(s) due the Maturity Date (as defined in the
Note) of DYNACS INC., a Delaware corporation, hereby exercises the option to convert such Note into Note Shares (as defined in the Note) in accordance with the terms of such Note.

         The undersigned directs that the Note Shares be issued in the name of the Registered Holder of the attached Note and delivered as soon as practicable and in accordance with the provisions of the Note to:

                                 Full Address: ____________________________

                                               ____________________________

                                               ____________________________


                                           By: ____________________________
                                               Signature

   Date:______________________                 ____________________________
                                               Print Name

                                   EXHIBIT B

                                FORM OF WARRANT

                                                          Warrant Number: W-____
                                                          _______ Warrant Shares

                                     WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK INTO WHICH IT IS CONVERTIBLE HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS WHICH IS CURRENT WITH RESPECT TO SUCH SECURITIES OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT (a) THE HOLDER HEREOF HAS FIRST OBTAINED A WRITTEN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND (b) THE LOCK-UP AGREEMENT TO WHICH THE ORIGINAL HOLDER IS SUBJECT IS WAIVED OR IS NOT IN EFFECT.

         This Warrant is one of a series of warrants (collectively, the "Warrants") issued by Dynacs Inc., a Delaware corporation (the "Company"), pursuant to the terms of that certain Second Warrant and Senior Subordinated Convertible Note Purchase Agreement, dated the date hereof (the "Agreement"), and the terms of the Company's private placement (the "Offering") of the Warrants and up to $1,900,000 in principal amount of Second Senior Convertible Subordinated Notes of the Company (collectively, the "Notes").

1. DEFINITIONS. The following capitalized terms, when used in this Warrant, shall have the meanings given to them below:

         "Affiliate" shall have the meaning set forth in Rule 405 promulgated under the Securities Act.

         "Agreement" shall have the meaning set forth in the preamble to this Warrant.

         "Beneficial Ownership" shall have the meaning ascribed to it in Rules 13d-3 and 13d-5 promulgated under the Exchange Act; "Beneficial Owner" shall have the meaning ascribed to it in Rule 13d promulgated under the Exchange Act.

         "Change of Control" shall mean the acquisition by any Person or group (as defined in Section 13(d)(3) of the Exchange Act) of Persons, other than (i) the executive officers and directors of the Company and any Persons nominated to serve as a director of the Company at the date hereof, (ii) the Registered Holders of the Notes, and (iii) the Registered Holders of the Warrants, of Beneficial Ownership of a majority of the Company's then outstanding shares of Common Stock.

         "Closing Price" shall have the meaning set forth in Section 6.2 hereof.

         "Commission" shall mean the Securities and Exchange Commission.

         "Common Stock" shall mean shares of common stock of the Company, par value $.01 per share.

         "Controlling Person" shall mean a Person that controls another Person within the meaning of Section 15 of the Securities Act.

         "Conversion Date" shall mean the date on which a Note is converted into Note Shares as provided in the Note.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Exercise Price" shall mean the price payable per share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions of this Warrant) payable from time to time upon the exercise of this Warrant (as the same may be adjusted pursuant to the terms hereof), which shall be as set forth in Section 2.1 hereof.

         "Initial Public Offering" shall mean an initial public offering of the Company's Common Stock, except as otherwise specified in Section 6.2 hereof.

         "Issuance Date" shall mean the date on which this Warrant is issued to the Purchaser, as set forth on the signature page hereto.

         "Liquidity Event" shall mean each of (i) an initial public offering of Common Stock by the Company pursuant to a registration statement filed with the Commission and (ii) the Company's sale of all or substantially all of its assets to another entity other than an Affiliate of the Company.

         "Lock-Up Agreement" shall mean the lock-up agreement to be signed by each Registered Holder of a Warrant providing that (a) its Warrant, Warrant Shares and its Note and Note Shares cannot be transferred or otherwise disposed of, directly or indirectly, for a period of 180 days following the effective date of the registration statement, if any, filed by the Company in connection with an initial public offering of its securities or such longer period as the NASD may require, except (i) with the prior written consent of Wainwright or
(ii) if the transfer or other disposition is made (a) to any Affiliates of such Registered Holder, (b) as a bona fide gift or (c) to any trust, or (b) such other restrictions on transfer as the NASD may require in connection with such initial public offering.

         "Majority Holders" shall have the meaning set forth in Section 7.2(c) hereof.

         "Managing Underwriter" shall mean the managing underwriter or the representative of the underwriters.

         "Maturity Date" shall mean the maturity date of each Note, which shall be the first anniversary date thereof.

         "Mezzanine Financing" shall mean the sale of at least $2,000,000 (before deducting commissions and expenses) in Mezzanine Securities, subsequent to the closing of the Offering, through an offering exempt from registration under Section 4(2) and/or Regulation D promulgated under the Securities Act.

         "Mezzanine Securities" shall mean the equity or equity-linked securities, if any, that may be offered for sale by the Company pursuant to a Mezzanine Financing.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "NASDAQ System" shall mean the Automatic Quotation System of the National Association of Securities Dealers, Inc.

         "Note Shares" shall have the meaning set forth below in the definition "Registrable Securities."

         "Notes" shall have the meaning set forth in the preamble to this Warrant.

         "Notice of Conversion" shall mean the notice that may be given by the Registered Holder of a Note to the Company of such Holder's election to convert such Holder's Note into Note Shares or Mezzanine Securities in compliance with the terms of the Note.

         "Offering" shall have the meaning set forth in the preamble to this Warrant.

         "Permitted Transferee" shall mean any Person to whom any Registered Holder or other Permitted Transferee transfers this Warrant, or any Warrant Shares, such Person's Note or other Registrable Securities, as the context may require, in compliance with the terms of the Agreement, the Securities Act and the regulations promulgated thereunder and applicable state securities laws and regulations.

         "Person" shall mean an individual, firm, corporation, limited liability company, partnership, trust, firm, incorporated or unincorporated association, joint venture, joint stock company, government (or agency or political subdivision thereof) or other entity of any kind, and any successor (by merger or otherwise) of any such entity.

         "Purchaser" shall mean the Person that purchased this Warrant in the Offering whose name is set forth on the signature page hereof.

         "Registered Holder" shall mean the Purchaser and any Permitted Transferee(s).

         "Registered Holders" shall mean the Registered Holder and the original purchasers of the Notes and the other Warrants and their Permitted Transferees.

         "Registrable Securities" shall mean, collectively, the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and upon conversion of the Notes (the "Note Shares") (if such conversion is permissible on the date of determination of the securities constituting Registrable Securities), along with any other securities issued (or issuable to a Registered Holder upon the conversion of any Note or exercise of any Warrant) or any other security which is issued to a Registered Holder in respect of any Registrable Securities as a result of any stock split, stock dividend, recapitalization or similar event or upon exchange of the shares of Common Stock, issued or issuable upon exercise of the Warrants or the conversion of the Notes and any other securities of the Company issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Warrant Shares or the Note Shares; provided, however, that the term "Registrable Securities" shall not apply to any shares of Common Stock remaining unregistered following the 90th day after such time as Rule 144(k) under the Securities Act first becomes available for the sale of all Registrable Securities without restriction.

         "Registration Period" shall have the meaning set forth in Section 7.1 hereof.

         "Securities" shall mean the Warrants and the Notes.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Seller" shall mean each Registered Holder of Registrable Securities that have been registered pursuant to a registration statement filed with the Commission under the Securities Act pursuant to Section 7 of this Agreement.

         "Wainwright" shall mean H.C. Wainwright & Co., Inc.

         "Warrant Shares" shall have the meaning set forth above in the definition of "Registrable Securities." The number of Warrant Shares issuable to the Registered Holder of this Warrant, subject to adjustment, is as set forth at page 1 hereof.

         "Warrants" shall have the meaning set forth in the preamble to this Warrant.

2.SHARES SUBJECT TO WARRANT; ADJUSTMENTS.

         2.1 NUMBER AND PRICE OF SHARES SUBJECT TO WARRANT. Subject to the terms and conditions set forth herein, the Registered Holder hereof is entitled to purchase from the Company, at any time from and after the first anniversary of the Issuance Date until the earlier of (a) the fifth anniversary of the
Issuance Date or (b) the fourth anniversary of a Liquidity Event,        fully-
paid and non-assessable shares of Common Stock, subject to adjustment, upon (a) surrender hereof to the Company at its address set forth herein for notices or to its agent designated by notice given hereunder, and (b) at the election of the Registered Holder, upon either (i) payment of the Exercise Price to the Company at such address in cash or by certified or bank check or (ii) tender of a notice and surrender of this Warrant as provided in Section 6.2 hereof. Subject to adjustment as hereinafter provided, the Exercise Price per share of Common Stock (or such securities as may be substituted therefor pursuant to the provisions hereinafter set forth) shall be equal to (A) seventy percent (70%) of the initial public offering price per share of Common Stock if the Liquidity Event is an Initial Public Offering, (B) seventy percent (70%) of the consideration received for the Company's assets if the Liquidity Event is the sale of all or substantially all of the Company's assets, divided by the total number of shares of Common Stock outstanding, on a fully-diluted basis, on the close of business on the business day immediately prior to the date of such Liquidity Event, or (C) prior to the occurrence of a Liquidity Event, the fair market value per share of Common Stock on the last Closing Date (as defined in the Agreement) as determined by the Board of Directors of the Company in good faith.

2.2 ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities issuable to the Registered Holder hereof upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment at any time and from time to time during the period from the date of this Warrant until the first to occur of its exercise in full or expiration, upon the occurrence of each of the following events:

                  (a) ADJUSTMENT FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If the holders of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) receive, or, on or after the record date fixed for the determination of eligible stockholders, become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of a dividend, then, and in each case, upon the exercise hereof, the Registered Holder hereof shall be entitled to receive, in addition to the number of Warrant Shares set forth at page 1 hereof and without payment of any additional consideration therefor, the number of shares of such other or additional stock or the number of such other securities, or an amount of property (other than cash) of the Company which such Registered Holder would hold on the date of such exercise had it been the holder of record of such shares of Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock or securities during such period, giving effect to all adjustments required to have been made during such period by paragraphs (b) and (c) of this Section 2.2.

                  (b) ADJUSTMENT FOR RECLASSIFICATION, REORGANIZATION OR MERGER. If any reclassification or change of the outstanding securities of the Company or any reorganization of the Company (or any other corporation the securities of which are at the time issuable upon the exercise of this Warrant) or any similar corporate reorganization, then, and in each such case, upon the exercise of this Warrant at any time after the consummation of such reclassification, change, or reorganization, the Registered Holder shall be entitled to receive, in lieu of the stock or other securities and/or property receivable upon the exercise hereof prior to such consummation, the stock or other securities and/or property to which such Registered Holder would have been entitled upon consummation of such transaction if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraphs (a) and (c) of this Section 2.2; and in each such case, the terms of this Section 2.2 shall be applicable to the shares of stock or other securities and/or property issuable upon the exercise of this Warrant after consummation of each such transaction.

                  (c) STOCK SPLITS AND REVERSE STOCK SPLITS. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of Warrant Shares shall thereby be proportionately increased; and, conversely, if the shares of Common Stock outstanding are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of Warrant Shares shall thereby be proportionately decreased.

3. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

4. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle the holder to any of the rights of a holder of any class of capital stock of the Company.

5. RESERVATION OF STOCK. The Company covenants that during the period this Warrant is exercisable, the Company will reserve, from its authorized and unissued shares of Common Stock, a sufficient number of shares to provide for the issuance of the Warrant Shares, as adjusted, upon the exercise of this Warrant. The Company represents and warrants that its officers who are charged with the duty of executing stock certificates shall have full authority to execute and deliver certificates for Warrant Shares (or other securities of the Company issuable) upon exercise of this Warrant.

6.       EXERCISE OF WARRANT.

         6.1 METHOD OF EXERCISE. This Warrant may be exercised by the Registered Holder from time to time, in whole or in part, by surrender of this Warrant, accompanied by (a) the "Election to Exercise," in the form attached hereto, duly executed, (b) payment to the Company, by cash or certified or bank check, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised, at the address of the Company set forth herein for notices or to such other address or to an agent of the Company designated by notice given pursuant to the terms of
Section 12 hereof, and (c) this Warrant, tendered for surrender. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the Registered Holder shall be treated for all purposes as the holder of record of Warrant Shares receivable upon such exercise of this Warrant as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the Registered Holder, at the Company's expense, a certificate or certificates for the number of full Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above, and, unless this Warrant shall have been exercised in full or shall have expired, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant has not been exercised, shall also be issued to the Registered Holder hereof. Any Warrant Shares issued to the Registered Holder upon exercise hereof shall, upon their issuance, be fully paid and non-assessable.

         6.2 NET ISSUE EXERCISE. In lieu of exercising this Warrant in the manner provided in Section 6.1 hereof, the Registered Holder may elect to receive shares of Common Stock equal in value to the value of this Warrant (or the portion thereof being surrendered) by surrender of this Warrant to the Company at its address set forth for notices in Section 12 hereof or to its agent designated by notice given pursuant to such Section, together with notice of such election. Upon such surrender, the Company shall issue to the Registered Holder hereof the number of shares of Common Stock computed in accordance with the following formula:

                                     Y(A-B)
                                 X = ------
                                       A

Where:

                  X = The number of shares of Common Stock to be issued to the Registered Holder;

                  Y = The number of shares of Common Stock for which this Warrant is exercisable (at the date of such calculation);

                  A = The fair market value per share of Common Stock (at the date of such calculation); and

                  B = The Exercise Price (as adjusted to the date of such calculation).

         For purposes of this Section 6.2, the fair market value per share of Common Stock on a particular date shall mean the average of the daily Closing Prices (as defined below) per share of Common Stock for the ten (10) consecutive trading days commencing 15 trading days before such date, unless an Initial Public Offering shall have been consummated on such date, in which case, the fair market value per share of Common Stock shall be the price per share of Common Stock offered to the public pursuant to such Initial Public Offering. If, on any such date, shares of Common Stock are not listed or admitted for trading on the NASDAQ National Market or any national securities exchange or quoted by the NASDAQ System or a similar service, then the fair market value per share of Common Stock shall mean the price per share which the Company could obtain from a willing buyer for the shares sold by the Company from authorized but unissued shares, as such price shall be determined in good faith by the Board of Directors of the Company. For purposes of this paragraph only, the term "Initial Public Offering" shall mean the sale by the Company of its equity securities pursuant to a registration statement on Form S-1 or any successor form adopted by the Commission.

         The term "Closing Price," as used in this Section with respect to each share of Common Stock for any day shall mean (a) the last reported sale price for such day or in the event that no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case, as reported by the NASDAQ National Market or the principal national securities exchange on which the Common Stock is listed or admitted for trading, or (b) if the Common Stock is not listed or admitted for trading on the NASDAQ National Market or any national securities exchange, the last reported sale price or, in the event that no such sale takes places on such day, the average of the highest reported bid and lowest reported asked quotation for the Common Stock, in either case as reported on the NASDAQ System or a similar service if the NASDAQ System is no longer reporting such information.

7.       REGISTRATION RIGHTS.

         7.1 PIGGYBACK REGISTRATION. If, at any time during the five-year period commencing on the date which is six (6) months after the Company first becomes subject to the reporting requirements of Section 13 or Section 15(g) of the Exchange Act (the "Registration Period"), the Company proposes to register any of its securities under the Securities Act (other than in connection with (a) the Company's Initial Public Offering or (b) a transaction contemplated by Rule 145(a) promulgated under the Securities Act or any successor regulation or pursuant to Form S-8 or S-4 (or their respective successor forms), the Company shall give written notice of the Company's intention to do so by registered or certified mail, at least thirty (30) days prior to the filing of each such registration statement, to the Registered Holder(s) of Registrable Securities (each such notice, a "Registration Notice"). Upon the written request of a Registered Holder given within ten (10) days after receipt of a Registration Notice that any of such Holder's Registrable Securities be included in the proposed registration statement (a "Registration Request"), the Company shall afford such Registered Holder the opportunity to have any such Registrable Securities registered under such registration statement.

                  Notwithstanding the provisions of this Section 7.1, the Company shall have the right at any time after giving a Registration Notice pursuant to this Section 7.1 to the Registered Holders (irrespective of whether a Registration Request shall have been made with respect to any Registrable Securities) to elect not to file the proposed registration statement or to withdraw the same after its filing but prior to the effective date thereof.

                  If any registration pursuant to this Section 7.1 is underwritten in whole or in part, the Company may require that the Registrable Securities subject to a Registration Request be included in the underwriting on the same terms and conditions as the securities being underwritten, and then only in such quantity as, together with all other Registrable Securities subject to any Registration Request, will not, in the opinion of the Managing Underwriter, jeopardize the success of the underwritten offering by the Company. In the case of (i) a primary registration statement on behalf of the Company or
(ii) a secondary registration statement on behalf of holders of any securities of the Company exercising a right to request or demand registration, if, in the opinion of the Managing Underwriter, registration of the number of Registrable Securities subject to Registration Requests would adversely affect such public offering, then the Company shall be required to include in the underwritten offering only that number of Registrable Securities, in addition to all other securities to be sold by the Company or any other stockholders of the Company, which the Managing Underwriter believes may be sold without causing such adverse effect. The Registrable Securities, including, without limitation, the Warrant Shares, to be so included shall be included in such registered offering in the following order of priority: First, the securities which the Company proposes to sell in a primary offering or the securities requested to be included therein by securityholders exercising rights to demand registration or any unfulfilled automatic rights to registration in the case of a secondary registration; and, second, shares as to which there are piggyback registration rights. If less than all shares in either group are to be registered by reason of the Managing Underwriter's cutback, shares within such group, including, without limitation, Warrant Shares, shall be allowed to participate in such underwriting on a pro rata basis based upon the number of securities requested to be included by each participating securityholder, and in the case of Registered Holders, pursuant to their respective Registration Requests.

         7.2      DEMAND REGISTRATION.

                  (a) At any time during the Registration Period, the Majority Holders shall have the right (which right is in addition to the registration rights granted under Section 7.1 hereof), exercisable by written notice to the Company (each such notice, a "Demand Registration Notice"), to require that the Company prepare and file with the Commission, on one (1) occasion, a registration statement and such other documents, including a prospectus, as may be necessary, in the opinion of counsel for the Company, counsel for the underwriters, if any, and counsel, if any, for the Majority Holders, to comply with the provisions of the Securities Act so as to permit a public offering and sale of Registrable Securities for the period specified hereinbelow by such Majority Holders and any other Registered Holders of Registrable Securities who give written notice to the Company (a "Demand Registration Response") within ten (10) days after receiving notice from the Company (a "Registration Notice") of its receipt of such Demand Registration Notice, provided that the Company is subject to the reporting requirements of the Exchange Act at the time the Company receives the Demand Registration Notice and the Demand Registration Response. Within ten (10) days after the Company's receipt of any Demand Registration Notice from a Registered Holder, the Company shall give a Registration Notice to all other Registered Holders with respect to such receipt.

                  (b) The term "Majority Holders" shall mean Registered Holders owning, in the aggregate, more than fifty percent (50%) of the Registrable Securities that (i) are not held by the Company, an Affiliate, officer, creditor, employee or agent thereof or any of their respective Affiliates, family members, or nominees and (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Securities Act or pursuant to Rule 144 promulgated thereunder; provided, however, that the Majority Holders shall not be the Beneficial Owners of less than an aggregate of 35,000 Registrable Securities (the "Minimum Amount"); and provided, further, however, that in the event the piggyback registration rights pursuant to Section 7.1 hereof have not been available for exercise within the twelve-month period prior to the exercise of demand registration rights pursuant to Section 7.2 hereof, the Minimum Amount shall be reduced to zero.

                  (c) Anything contained herein to the contrary notwithstanding, the Majority Holders shall not have the right to demand registration as provided in this Section 7.2 if, within the preceding six-month period, the Registered Holders had the opportunity, whether or not exercised, to register any Registrable Securities pursuant to Section 7.1 hereof or Section
4.1 of the Agreement.

                  (d)      The right to demand registration set forth in this
Section 7.2 shall not be in addition to any rights to demand registration pursuant to any Note or the Agreement.

         7.3 COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. In connection with any registration under Section 7.1 or 7.2 hereof, the Company covenants and agrees as follows:

                  (a) to use commercially reasonable efforts to file a registration statement within forty-five (45) days of the Company's receipt of a Registration Request or a Demand Registration Notice, which request or demand triggers the Company's obligation to register Registrable Securities of any Registered Holders pursuant to Section 7.1 or 7.2 hereof, and to cause any registration statement to be declared effective at the earliest time practicable. The Company shall furnish each Registered Holder that has given a Registration Request, a Demand Registration Notice or a Notice of Participation such number of prospectuses as shall reasonably be requested;

                  (b) to pay all costs (excluding transfer taxes, if any, and any capital gains or other income taxes whatsoever, including, without limitation, any withholding taxes, that may be imposed upon any holder of this Warrant and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Section 7.1 or 7.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses;

                  (c) as expeditiously as possible, to prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or two hundred seventy (270) days after the effective date thereof;

                  (d) as expeditiously as possible, to furnish to each Seller such reasonable number of copies of the prospectus, including a preliminary prospectus, and such other documents as such Seller may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares owned by him pursuant to Section 7.1 or 7.2 hereof;

                  (e) as expeditiously as possible, to use its commercially reasonable efforts to register or qualify a Seller's Registrable Securities covered by the registration statement under the securities or blue sky laws of such states as each Seller reasonably requests, and do any and all other acts and things that may be necessary or desirable to enable each Seller to consummate the public sale or other disposition in such states of its Registrable Securities; provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation in any jurisdiction in which it is not already obligated to qualify or execute or file a general consent to service of process in any jurisdiction or subject itself to the laws of any jurisdiction other than the United States or any state thereof;

                  (f) if the registration statement relates to an underwritten offering, to enter into and perform its obligations under an underwriting agreement in the usual and customary form, including, without limitation, customary indemnification and contribution obligations;

                  (g) to notify each Seller at any time when a prospectus relating to its Registrable Securities covered by the registration statement is effective, of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall use commercially reasonable efforts promptly to amend or supplement the registration statement to correct any such untrue statement or omission;



                  (h) to notify each Seller of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose. The Company will make every commercially reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

                  (i) if, after the Company has delivered preliminary or final prospectuses to a Seller, the prospectus is amended to comply with the provisions of the Securities Act or is otherwise amended or supplemented, the Company shall promptly notify each Seller. In the event of such notification, each Seller shall immediately cease making offers of the Registrable Securities and, if requested, shall return all prospectuses to the Company. The Company shall promptly provide each Seller with revised prospectuses and, following receipt of the revised prospectuses, each Seller shall be free to resume making offers of Registrable Securities, subject only to applicable laws and the terms of any stop order of the Commission or any state securities commission.

                  (j) to permit a single law firm, if any, designated by the Majority Holders as counsel to the Registered Holders to review the registration statement and all amendments and supplements thereto within a reasonable period of time prior to the filing thereof, and shall not file any document in a form to which such counsel reasonably objects; and

                  (k) to make available for inspection by the Registered Holders, and any representative of all Registered Holders, any underwriter participating in any disposition pursuant to a registration statement, and any attorney or accountant retained by any Registered Holder or underwriter, all financial and other records customary for purposes of a due diligence examination of the Company by the Registered Holders or such underwriters, as the case may be, pertinent corporate documents and properties of the Company, and to cause the Company's officers, directors and employees to supply all information reasonably requested by any such Registered Holder, representative, underwriter, attorney or accountant in connection with such registration statement, provided that such parties agree to keep all such records, documents, properties and information confidential.

         7.4      INDEMNIFICATION BY THE COMPANY.

                  (a) In the event that the Company registers any of the Registrable Securities under the Securities Act, the Company shall indemnify and hold harmless each participating Seller and each underwriter of such Registrable Securities so registered (including any broker or dealer through whom such Registrable Securities may be sold pursuant to the applicable underwriting agreement, and the officers, directors, Affiliates and each Controlling Person, if any, of such Seller or any such underwriter) from and against (i) any and all losses, claims, damages, expenses or liabilities, joint or several, as incurred, to which they or any of them becomes subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and (ii) except as hereinafter provided, will reimburse each such Seller, underwriter and Controlling Person, if any, for any legal or other expenses such Seller, underwriter and Controlling Person, respectively, reasonably incurred in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, but only insofar as such losses, claims, damages, expenses, liabilities or actions set forth in the preceding clauses (i) and (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) in any application or other document executed by the Company or based upon information furnished and filed by the Company in any jurisdiction in order to qualify the securities under the securities laws thereof or filed with the Commission, the NASD, the Nasdaq Stock Market or any securities exchange, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction of the Company in connection with such registration, (i) unless such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus or application, document or filing in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by a Seller or any of its Controlling Persons (in the case of indemnification of such Seller or any of its Controlling Persons), or any such underwriter or its Controlling Persons, if any (in the case of indemnification of such underwriter or its Controlling Persons), expressly for use therein, or (ii) unless, in the case of a sale directly by such Seller (including a sale of such Registrable Securities through any underwriter retained by such Seller to engage in a distribution on its behalf), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such Seller or such underwriter on a timely basis, and such Seller or underwriter failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Warrant Shares and/or other Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

                  (b) Promptly after receipt by any Seller, underwriter or any of their Controlling Persons of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Seller, underwriter or Controlling Person, as the case may be, shall notify the Company in writing of the commencement thereof (provided, that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder except to the extent that the Company's defense of such action is materially and adversely affected thereby), and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Seller, underwriter or Controlling Person, as the case may be), and shall assume the payment of expenses insofar as such action relates to any alleged liability in respect of which indemnity may be sought against the Company hereunder.

         (c) Such Seller or any such underwriter and their respective Controlling Persons shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be payable by the Company unless (i) engagement of such counsel has been specifically authorized in writing by the Company, or (ii) the Company shall not have engaged counsel to defend such action by the earlier of (a) 45 days after the Company shall have received notice of such action and (b) the date by which any filing must be made with the court or other administrative body adjudicating any such action or any other action must be taken in order not to relinquish any rights applicable to such Seller or any of its Controlling Persons, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties) in either such event, the fees and expenses of not more than one additional firm of attorneys for the Seller(s), such underwriter and/or their Controlling Persons shall be borne by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's written consent. The Company shall not, except with the approval of each party being indemnified under this Section 7.4, consent to the entry of any judgment or enter into any settlement of any action, suit or other proceeding which does not include as an unconditional term thereof the giving by the claimants or plaintiffs to the parties being so indemnified of a release from all liability in respect of all claims made in such action, suit or proceeding.

         (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which a Seller or any Controlling Person of a Seller makes a claim for indemnification pursuant to this Section 7.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7.4 provides for indemnification in such case, then each of the Company, such Seller and such Controlling Person shall contribute to the aggregate losses, claims, damages or liabilities to which it may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and that of such Seller and each of its Controlling Persons on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Seller and/or its Controlling Persons on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by such Seller and/or its Controlling Persons on the other, and the relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission of each of the Company, on the one hand, and the Seller and/or its Controlling Persons, on the other hand; provided, however, that, in any such case, (i) no such Seller will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by such Seller pursuant to such registration statement; and (ii) no Person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act).

         7.5 LISTING; EXCHANGE ACT REGISTRATION. (a) If, at any time, the Company lists any class of its equity securities on any national securities exchange and registers such class of securities under the Exchange Act, the Company shall, at its expense: (i) include in its application for such listing the Registrable Securities and maintain such listing of, such class of equity securities; and (ii) use commercially reasonable efforts to timely file with the Commission such information as the Commission may require under Section 13 or
Section 15(d) of the Exchange Act; and (iii) provided the Registration Period shall have commenced, use commercially reasonable efforts (a) to list Registrable Securities on such national securities exchange simultaneously with the registration thereof, if any, and (b) to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereafter in effect) with respect to such Registrable Securities.

                  (b) If the Company lists any class of equity securities on any national securities exchange and registers such class of equity securities under the Exchange Act, the Company shall furnish to any Seller, forthwith upon such Seller's request, (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and
(iii) such other reports and documents as such Seller may reasonably request in availing itself of any rule or regulation of the Commission allowing such Seller to sell any such Registrable Securities without registration. The Company agrees to use its commercially reasonable efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers.

         7.6 SELLER INDEMNIFICATION.

                  (a) In the event that the Company registers any of the Registrable Securities under the Securities Act, each Seller shall indemnify and hold harmless the Company, each of its directors and each of its officers who have signed or otherwise participated in the preparation of the registration statement, each of the Company's Controlling Persons, each underwriter of the Registrable Securities so registered (including any broker or dealer through whom such of the shares may be sold) and each of such underwriter's Controlling Persons, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, as incurred, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, shall reimburse the Company and each such director, officer, underwriter, broker, dealer or Controlling Person for any legal or other expenses it reasonably incurs in connection with investigating or defending any action, suit or proceeding whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Seller or Controlling Person of such Seller expressly for use therein; provided, however, that such Seller's obligations hereunder shall be limited to an amount equal to the proceeds received by such Seller from the sale of Registrable Securities pursuant to such registration statement or prospectus.

                  (b) Promptly after the Company's receipt of notice of the commencement of any action, suit or proceeding in respect of which indemnity may be sought against such Seller, the Company shall notify such Seller in writing of the commencement thereof (provided, that failure to so notify such Seller shall not relieve such Seller from any liability it may have hereunder except to the extent that such Seller's defense of such action is materially and adversely affected thereby), and such Seller shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and shall assume the payment of all expenses insofar as such action, suit or proceeding shall relate to the alleged liability in respect of which indemnity may be sought against such Seller hereunder.

                  (c) The Company and each such director, officer, underwriter or Controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such Seller shall not be at the expense of such Seller unless (i) engagement of such counsel is specifically authorized in writing by such Seller or (ii) such Seller shall not have engaged counsel to defend such action by the earlier of (a) 45 days after the Company shall have given notice to such Seller of such action and (b) the date by which any filing must be made with the court or administrative body adjudicating any such action or any other action must be taken in order not to relinquish any legal rights applicable to the Company or any of its Controlling Persons, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to such Seller (in which case such Seller shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in either such event, the fees and expenses of not more than one additional firm of attorneys for each of the Company and/or such underwriter shall be borne by such Seller. Such Seller shall not be liable to indemnify any Person for any settlement of any such action effected without such Seller's written consent.

         (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company's exercise of its rights under this Section 7.6 involves a claim for indemnification pursuant to this Section 7.6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this
Section 7.6 provides for indemnification, then, in such case, the Company and such Seller shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Seller on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of such Seller on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by such Seller on the other, and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (i) no such Seller shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act).

         7.7 UNDERWRITER COMPENSATION. In connection with any registration made pursuant to Section 7.1 or 7.2 hereof, the Registered Holders of Warrant Shares agree as follows: (i) any public sale of Registrable Securities included in such registration statement shall be effected through the underwriter, if any, for such registration and (ii) Sellers shall compensate the underwriter in accordance with the underwriter's customary compensation practices for such transactions.

         7.8 STOCKHOLDER ACTS. Whenever under the preceding provisions of this
Section 7 a Registered Holder is registering any Warrant Shares pursuant to any registration statement, such Holder agrees to timely provide to the Company such information and materials as the Company may reasonably request in order to effect the registration of such Warrant Shares.

         7.9 NO REQUIRED EXERCISE. Nothing contained in this Warrant shall be construed as requiring the holder to exercise the Warrant prior to the initial filing of any registration statement or the effectiveness thereof.

         7.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 7 may be assigned (but only with all related obligations) by the Registered Holder to a Permitted Transferee, provided that: (a) within a reasonable time before such transfer, which time shall not be less than ten (10) days, the Company is furnished with written notice of the name and address of such proposed transferee and the number of Registrable Securities with respect to which such registration rights are being assigned; (b) immediately following such transfer, further disposition of such Registrable Securities by the proposed transferee is restricted under the Securities Act; (c) in the Company's judgment, the proposed transferee is not a competitor of the Company or any of its subsidiaries; (d) such transfer is not otherwise prohibited by the terms of any applicable law or regulation or any lock-up agreement, if any (including, without limitation, the Lock-Up Agreement), then in effect with respect to the Securities or the Registrable Securities; (e) the Company receives an opinion of counsel, acceptable to the Company in its sole discretion, that such assignment does not violate the Securities Act or any applicable state securities laws or regulations; and (f) the proposed transferee agrees to execute and deliver to the Company an original counterpart signature page to the Agreement, thereby agreeing to be bound by the terms thereof.

         7.11 DELAY OF REGISTRATION. No holder hereof shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 7.

8. CERTIFICATE OF ADJUSTMENT. Whenever the Exercise Price or number or type of securities issuable upon exercise of this Warrant is adjusted as herein provided, the Company shall promptly deliver to the Registered Holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

9. TRANSFER OF WARRANT. This Warrant may not be transferred by the holder without the written consent of the Company. Notwithstanding the foregoing, no such consent shall be necessary for a transfer by the Purchaser to a stockholder or partner of the Purchaser, if the transferee or transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Purchaser hereunder and executes a counterpart signature page and agrees to be bound by, the Agreement.

10. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft or mutilation of any Warrant and delivery of an indemnification agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company shall execute and deliver, at its expense, in lieu hereof, a new Warrant of like tenor.

11. SECURITIES LAWS. As a condition to the exercise of this Warrant, the Registered Holder (including any permitted assignee) shall be required to make such representations and warranties and execute such documents as reasonably requested by the Company in order for the Company to perfect an exemption from the registration and qualification requirements of applicable securities laws.

12. NOTICES. Except as otherwise specifically provided herein, all notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be received when delivered personally or sent by facsimile with written confirmation of complete transmission, one day after being sent by overnight courier service or express mail requiring signed acknowledgment of delivery, or five (5) business days after mailing by registered or certified mail, return receipt requested with all postage and certified or registration fees prepaid, in each case if addressed to the party for whom intended at the address for such party set forth below or to such other address as such party may designate by notice given in accordance with the provisions of this Section 12:

to the Company:            Dynacs Inc.
                           35111 U.S. Highway 19 North
                           Suite 300
                           Palm Harbor, Florida 34684
                           Attn.: Dr. Ramendra P. Singh, President
with copies to:            Frankfurt Garbus Klein & Selz, P.C.
                           488 Madison Avenue
                           New York, New York 10022
                           Attn.: Gary A. Schonwald, Esq.

to the Purchaser:          To each Registered Holder at the address set forth on
                           Schedule I to the Agreement.

with copies to:            H.C. Wainwright & Co., Inc.
                           One Boston Place
                           40th Floor
                           Boston, MA 02108
                           Attn.: Matthew La Fontaine, Associate

13. TERMINATION. The right to purchase securities upon exercise of this Warrant shall terminate upon the earlier of (a) the fifth anniversary of the Issuance Date and (b) the fourth anniversary of the first Liquidity Event.

14. MISCELLANEOUS. This Warrant has been prepared, negotiated and delivered in the State of New York and shall be governed by the laws of said State. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the Registered Holder hereof. All notices and other communications from the Company to the Registered Holder shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Registered Holder. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions. The language in this Warrant shall be construed as to its fair meaning, and not strictly for or against the Company or the Holder. This Warrant, together with the Agreement and the Second Senior Subordinated Convertible Note issued by the Company to the Purchaser on the date hereof, sets forth the final, complete and exclusive statement of the terms and conditions between the parties pertaining to the subject matter of this Warrant and supersedes all prior and contemporaneous agreements or understandings, whether written or oral, with respect hereto.

                  ISSUED as of this _____ day of February, 2000 to ________ (the "Purchaser").

                                   DYNACS INC.


                                   By
                                       _________________________________
                                       Harry Schubele, III
                                       Senior Vice President

                                   Dynacs Inc.
                     35111 U.S. Highway 19 North, Suite 300
                           Palm Harbor, Florida 34684


                              ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase _________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_______ in accordance with the terms thereof; and requests that certificates for such securities be issued in the name of, and delivered to:

___________________________________________________

___________________________________________________

___________________________________________________

(Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant Shares are not all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

___________________________________________________

___________________________________________________

___________________________________________________

(Print Name, Address and Social Security or Tax Identification Number)


Dated: __________________        Name:  ______________________________________
                                        (Print)

Address:  _________________________________________________


                                        ______________________________________
                                        (Signature)

                                        ______________________________________
                                        (Signature Guarantee)

                                        ______________________________________
                                        (Signature Guarantee)

                                   EXHIBIT C

                           FORM OF OPINION OF COUNSEL

                                               Frankfurt Garbus Klein & Selz, PC
                                                              488 Madison Avenue
                                                        New York, New York 10022
                                                             Tel: (212) 980-0120
                                                             Fax: (212) 593-9175



________________, 2000



To the Investors listed
on Schedule I to the Warrant and
Senior Sub. Con. Note Pur. Agmt.
dated the date hereof

H.C. Wainwright & Co., Inc.
One Boston Place, 40th Floor
Boston, MA 02108

                           Re:  Dynacs, Inc.

Ladies and Gentlemen:

         We have acted as special counsel for Dynacs, Inc., a Delaware corporation (the "Company"), in connection with its offer and sale (the "Offering") of up to $1,900,000 in principal amount of one-year Second Senior Subordinated Convertible Promissory Notes (the "Notes") and warrants to purchase up to 285,000 shares of the Company's common stock, par value $.01 per share, (the "Warrants") pursuant to a private placement conducted by H.C. Wainwright & Co., Inc. acting as placement agent (the "Placement Agent") as more fully described in the Confidential Offering Memorandum, dated February 8, 2000, which includes a term sheet, the forms of (i) the Second Warrant and Senior Subordinated Convertible Note Purchase Agreement, by and among the Company and the purchasers of Notes and Warrants named on Schedule I thereto (collectively, the "Investors"), (ii) the Warrants and (iii) the Notes, and certain information with respect to the Company, its subsidiaries and their business and operations (the "Offering Memorandum"). The Second Warrant and Senior Subordinated Convertible Note Purchase Agreement is referred to herein as the "Agreement." The transactions contemplated by the Offering Memorandum and the Agreement are collectively referred to herein as the "Transactions."

         This opinion is furnished to you on behalf of the Company pursuant to
Section 5.2(d) of the Agreement. Capitalized terms used herein which are not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

Investors and                                                             2
H.C. Wainwright & Co., Inc.
             , 2000

         In such capacity, we have examined the following documents and agreements as executed by the Company in connection with the Transactions:

         (i)    the Agreement;
         (ii)   the Warrants, each dated the date hereof;
         (iii)  the Notes, each dated the date hereof;
         (iv) the Subordination Acknowledgment and Agreements between the Company and each of the unsecured debt holders listed on
                Schedule I to this opinion (the "Subordination Agreements");
         (v) the Waiver of Preemptive Rights, dated November 1, 1999, executed by the representative of the holders of outstanding common stock of the Company's subsidiary, Cerulean FXs, Inc. ("Cerulean"), a copy of which waiver (the "Cerulean Waiver") is attached to this Opinion; and
         (vi)   the Offering Memorandum.

We have also reviewed the Individual Guaranty, dated the date hereof, of Ramendra P. Singh (the "Guarantor") in favor of the Investors (the "Guaranty"). The documents, instruments and agreements set forth in clauses (i) through (v) immediately above are referred to in this opinion letter collectively as the "Transaction Documents."

         In addition, we have examined and relied upon such other documents, instruments and records as we have deemed necessary for purposes of rendering this opinion. Such documents, instruments and records, together with the Transaction Documents and the Guaranty, are referred to in this opinion letter collectively, as the "Reviewed Documents."

         Insofar as the opinions expressed herein relate to factual matters, information with respect to which is in the possession of the Company, we have relied, with your permission, upon a certificate of Ramendra P. Singh, President and Chief Executive Officer of the Company, annexed hereto, and upon statements and representations of other officers and other representatives of the Company and upon the Company's duly authorized representatives' and officers' representations and warranties contained in the Reviewed Documents. No facts or circumstances have come to our attention (but without our having made any investigations for such purpose) that would cause us to believe that any such representations, warranties or statements which are relevant to the opinions expressed in this opinion letter and upon which we are relying in rendering this opinion are inaccurate in any material respect.

Investors and                                                             3
H.C. Wainwright & Co., Inc.
             , 2000

         The opinion contained in paragraph 8 below is furnished to you on behalf of the Guarantor solely in connection with his execution and delivery of the Guaranty. In such capacity, we have examined the Guaranty as executed by the Guarantor.

         We are members of the Bar of the State of New York and we do not purport to be experts in, and we do not express any opinion herein concerning, any laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware, and the federal laws of the United States of America, as currently in effect. In addition, our opinion is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond such matters. No opinion is rendered herein with respect to the effect or enforceability of any conflicts of laws provisions of the Agreement, any other Transaction Document or the Guaranty, and we express no opinion as to any representation or warranty of any party other than the Company. We inform you that we have not heretofore represented the Guarantor.

         Based upon such review and examinations, and upon the assumptions, qualifications and exceptions set forth in this opinion letter, we are of the opinion that:

         1. The execution, delivery and performance of the Agreement have been duly and validly authorized by the Company, the Agreement and the Subordination Agreements are each the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, and the Notes and the Warrants constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The Warrants, the Notes, the Warrant Shares and the Note Shares have been duly authorized for issuance, and assuming payment therefor by the Investors in accordance with the terms of the Transaction Documents, (i) the Warrants issued to the Investors are validly issued, fully paid and non-assessable and the holders thereof are not subject to personal liability to third parties solely by reason of being such holders, (ii) the Notes issued to the Investors are duly authorized and validly issued, and
(iii) the Warrant Shares and the Note Shares, if and when issued, will be validly issued, fully paid and non-assessable and the holders thereof will not be subject to personal liability to third parties solely by reason of being such holders. All corporate action required to be taken for the authorization, issuance and sale of the Warrants and the Notes and the authorization, issuance and sale of the Warrant Shares and the Note Shares in accordance with the terms of the Transaction Documents have been duly and validly taken by the Company. The Notes, the Warrants, the Warrant Shares, and the Note Shares are not subject to any preemptive rights, created by statute, of any security holder of the Company, and, to our knowledge, such securities are not subject to contractual preemptive rights of any other party, except the preemptive rights of the holders of shares of common stock of Cerulean, pursuant to

Investors and                                                             4
H.C. Wainwright & Co., Inc.
             , 2000

that certain Exchange Agreement, dated as of August 13, 1999, by and among the Company, Ramendra P. Singh, Michael Burns, William Dallas, Jon Feltheimer and Offense Group Associates, LP (the "Exchange Agreement"), which preemptive rights (the "Cerulean Holders' Rights"), have been waived pursuant to Cerulean Waiver.

         2. The Company has been duly organized as a corporation under the laws of the State of Delaware and is in good standing in such State. The Company is duly qualified to do business as a foreign corporation and is in good standing in each state of the United States in which the failure to so qualify or be in good standing would have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole. The Company has all requisite corporate power and corporate authority to own or lease its properties and assets and to conduct its business as currently conducted.

         3. All of the outstanding capital stock of the Company has been duly authorized, validly issued and, to our knowledge, is fully paid and non-assessable. To our knowledge, the holders of the outstanding capital stock of the Company have no contractual rights of rescission or contractual preemptive rights with respect to their shares, other than the Cerulean Holders' Rights, and none of such securities was issued in violation of the contractual preemptive rights of any holder of any security of the Company. The holders of the outstanding capital stock of the Company are not subject to statutory personal liability solely by reason of being such holders and none of such outstanding capital stock was issued in violation of the statutory preemptive rights of any holder of any security of the Company.

         4. To our knowledge, neither the Company nor any domestic Subsidiary is in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. To our knowledge, neither the Company nor any domestic Subsidiary is in violation of any provision of its articles or certificate of incorporation or by-laws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any state or Federal statute, rule or regulation except as disclosed in the Agreement. To our knowledge, neither the execution and delivery of the Agreement, nor the issuance and sale or delivery of the Securities nor the consummation of any of the transactions contemplated in the Agreement, nor the compliance by the Company with the terms and provisions thereof, has conflicted with, or has resulted in a breach of, any of the terms and provisions of, or has constituted a default under, or has resulted in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its domestic Subsidiaries or

Investors and                                                             5
H.C. Wainwright & Co., Inc.
             , 2000

pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any Subsidiary may be bound or to which any of the property or assets of the Company is subject. The execution, delivery and performance by the Company of each of the Transaction Documents and the consummation by the Company of the Transactions do not (a) contravene the Company's certificate of incorporation or by-laws or (b) to our knowledge, violate any law, statute, rule, regulation order, writ, judgment, injunction, decree, determination or award, the violation or breach of which could reasonably be expected to have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.

         5. To the best of our knowledge, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of any of the Transaction Documents.

         6. To the best of our knowledge, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against or affecting the Company or involving the properties of the Company, other than the Arbitration Proceedings, which might materially and adversely affect the business, properties, or financial condition of the Company and its subsidiaries, taken as a whole.

         7. We have participated in the preparation of the Offering Memorandum and the Transaction Documents (collectively, the "Offering Documents"), including, without limitation, participation in conferences with officers and other representations and have reviewed the Reviewed Documents, and although we do not pass upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Documents, nothing has come to our attention to cause us to have reason to believe that any of the Offering Documents contains any untrue statement of a material fact required to be stated therein or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that we are not expressing any opinion with respect to (i) the financial schedules, financial statements, notes thereto and other financial information and statistical data contained therein, including, without limitation, the summary financial information and any financial forecasts or projections.

         8. The Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

Investors and                                                             6
H.C. Wainwright & Co., Inc.
             , 2000

         9. Assuming (i) that each Investor that purchases Notes and Warrants is an Accredited Investor, (ii) that the representations made by the Company and the Investors in the Agreement and in the Investors' Investor Questionnaires were true and correct on the date of such Agreement and at the time of the Closing, (iii) that a Form D will be filed in accordance with the provisions of
Section 503 of Regulation D, (iv) that H.C. Wainwright and any other parties acting at the request of H.C. Wainwright as a co-placement agent complies with the requirements of Sections 4(2), Regulation D or 4(6) of the Securities Act of 1933, as amended, no registration under the Securities Act is required in connection with the sale and issuance of any of the securities. The offering and sale of the Securities in the manner contemplated by the Agreement will not be integrated with any offering made before the offer and sale of such securities in a manner that would render unavailable any exemption from registration under the Securities Act.

         In our examination of the Reviewed Documents, we have assumed the following:

         (a) the signatures of all parties (other than the Company) contained in such Reviewed Documents are genuine signatures of the parties purporting to have signed the same, and all persons signing such Reviewed Documents had, at the time of such signing, full legal capacity to sign and deliver such Reviewed Documents;

         (b) the legal capacity of each signatory (other than the Company) to such Reviewed Documents;

         (c) the authenticity and accuracy of all documents submitted to us as originals and the conformity to original documents of all Reviewed Documents submitted to us as originals and the conformity to original documents of all Reviewed Documents submitted to us as certified or photostatic copies;

         (d) the Transaction Documents are the valid and legally binding obligations of each party thereto other than the Company and are enforceable against each such party other than the Company in accordance with their respective terms.

         (e) no action has been taken which amends, revokes or otherwise affects any of the Reviewed Documents;

         (f) the Transaction Documents and the Guaranty accurately describe and contain the full understanding of all parties thereto, including the Company, and there are no oral or written

Investors and                                                             7
H.C. Wainwright & Co., Inc.
             , 2000

statements or agreements by any party that modify, amend, vary or waive, or purport to modify, amend, vary or waive, any of the terms of any Transaction Document; and

         (g) the facts and law governing the future performance by the Company of its obligations under the Transaction Documents will be identical to the facts and law governing the Company's performance of the Transaction Documents on the date of this opinion letter.

Although we have not conducted an independent investigation of the accuracy or reasonableness of any of these assumptions, nothing has come to our attention leading us to question the accuracy of any of the above assumptions.

         Any reference to any of the terms, "our knowledge," "knowledge," or "our best knowledge," or to any matters "known to us," "coming to our attention" or "of which we are aware," or any variation of any of the foregoing shall mean the conscious awareness, as to the existence or absence of any facts which would contradict any assumption or opinion set forth in this opinion letter, of those attorneys of this firm who have rendered substantive attention to the Company or any of its Subsidiaries or the Guarantor in connection with the Offering. Except as specifically set forth in this opinion letter, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company or the Guarantor. Moreover, without limiting the generality of the foregoing and except as specifically provided in this opinion letter, we have not searched any computerized or electronic data bases or the dockets or records of any court, regulatory body or governmental agency or other filing office (including, without limitation, the U.S. Patent and Trademark Office) in any jurisdiction.

         The opinions set forth in this opinion letter are subject to the following additional qualifications, limitations and exceptions:

                  (a) The opinions concerning the validity, legally binding nature or enforceability of any provision of any Transaction Document are subject to (i) the application of bankruptcy, insolvency, avoidance, usury, bulk transfer, reorganization, moratorium or other laws affecting the rights and remedies of creditors, including, without limitation, any statutory or other law regarding fraudulent transfers or conveyances, (ii) the application of equitable principles and public policy considerations (including, without limitation, principles of commercial reasonableness, good faith and fair dealing) regardless of whether such principles and considerations are considered in a proceeding

Investors and                                                             8
H.C. Wainwright & Co., Inc.
             , 2000

         in equity or at law, (iii) the effect of procedural due process, and
         (iv) the discretion of the court or body before which any proceeding therefor may be brought, including, without limitation, the court's failure or refusal to enforce provisions of agreements or other documents if enforcement thereof is based upon defaults or breaches which are immaterial to the ultimate performance contemplated thereby or for other reasons deemed equitable by the court; furthermore, no opinion is expressed as to whether any such provision is specifically enforceable in equity.

                  (b) The unenforceability, under certain circumstances, of terms of any of the Transaction Documents and the Guaranty providing for indemnification of or contribution to a party where such indemnification or contribution is contrary to public policy;

                  (c) We express no opinion as to prospective waivers of (i) rights to any notice or hearing, (ii) provisions purporting to establish evidentiary standards, or (iii) rights to the extent any such waivers violate matters of public policy.

                  (d) We express no opinion as to the enforceability, in any particular circumstance, of any provision of the Transaction Documents or the Guaranty which provides for the severability of illegal or unenforceable provisions.

         This opinion is solely for your benefit and, without our prior written consent, shall not be quoted in whole or in part, summarized or otherwise referred to, relied upon or filed with or supplied to any other person or entity, except that you may deliver copies of this opinion to (i) your attorneys acting on your behalf in connection with the Agreement and the transactions contemplated thereby, (ii) governmental regulatory agencies having jurisdiction over you to the extent that disclosure of this opinion is required by applicable law or regulation, (iii) designated persons pursuant to order or other legal process of any court or governmental agency or authority of competent jurisdiction, (iv) Investors and prospective investors in the Notes and the Warrants, and (v) the National Association of Securities Dealers, Inc.


         We assume no obligation to supplement or update this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in any laws or court decisions which may hereafter occur.

Investors and                                                             9
H.C. Wainwright & Co., Inc.
             , 2000

                                           Sincerely yours,


                                           FRANKFURT, GARBUS, KLEIN & SELZ



                                           By:

                                   EXHIBIT D

                       FORM OF GUARANTY OF RAMENDRA SINGH

                               INDIVIDUAL GUARANTY

         GUARANTY, dated as of February ____, 2000, from Ramendra P. Singh ("Guarantor") to the Investors, as such term is defined in the Second Warrant and Senior Subordinated Convertible Note Purchase Agreement, dated the date hereof (the "Agreement"), by and among the Investors and Dynacs Inc. (the "Company").

         For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Investors to loan the Company up to $1,900,000 evidenced by certain Second Senior Subordinated Convertible Promissory Notes dated the date hereof (the "Notes"), the undersigned Guarantor hereby agrees as follows:

         1. Guarantor acknowledges that he is fully aware of the terms and conditions of the Notes and does hereby jointly and severally, irrevocably and unconditionally, guarantee, as primary obligor and not as a surety merely, without offset or deduction, the full and prompt payment when due of all sums presently or hereafter owing by the Company to each Investor pursuant to such Investor's Note, whether arising by sale, note, assignment or otherwise (the payment of all sums owing by the Company pursuant to each Note being hereinafter referred to as an "Obligation"). In the event that the Company fails to pay any Obligation for any reason, Guarantor will pay or otherwise provide for and bring about promptly when due the payment of such Obligation. This Guaranty shall constitute a guaranty of payment and not of collection. Guarantor specifically agrees that it shall not be necessary or required, and that Guarantor shall not be entitled to require, that any Investor (a) file suit or proceed to obtain or assert a claim for personal judgment against the Company or any other person liable for any Obligation, (b) make any effort at collection or other enforcement of any Obligation from or against the Company or any other person,
(c) foreclose against or seek to realize upon collateral security now or hereafter existing for any Obligation, (d) exercise or assert any other right or remedy to which the Investors are or may be entitled in connection with any Obligation or any collateral security or other guaranty thereof, or (e) assert or file any claim against the assets of the Company or any other guarantor or other person liable for any Obligation or any part thereof, before or as a condition of requiring payment or performance of any Obligation by Guarantor hereunder, or at any time hereunder.

         2. Guarantor waives notice of the acceptance of this Guaranty, presentment to or demand for payment or other performance by the Company or any other person, notice of non-payment or failure to perform on the part of the Company, and all other notices to which Guarantor might otherwise be entitled to in connection with the Guaranty or any Obligation including, without limitation, notice of sale of any collateral security therefore. The obligations of Guarantor hereunder shall be absolute, continuing and unconditional. Each Investor shall be at liberty, without giving any notice to or obtaining the assent of Guarantor and without relieving Guarantor of any liability hereunder or prejudicing, impairing or otherwise affecting the rights of any Investor hereunder, to deal with the Company and with each other person who now is or hereafter becomes liable for any

Obligation, in such manner as any such Investor in its sole discretion deems fit, and to this end Guarantor gives each Investor full authority to do any and all of the following things from time to time: (a) vary the terms (excluding (i) an increase of the aggregate principal amount due under its Note or (ii) an increase of the applicable interest rate provided for under its Note on the applicable date of issuance) and grant extensions or renewals of any present or future indebtedness of the Company or any such other person, (b) grant time, waivers and other indulgences in respect thereof, (c) vary, exchange, surrender, forfeit, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing, any collateral security or guaranty or other means of obtaining payment of any Obligation, (d) accept partial payments from the Company or any such other person, (e) release or discharge, wholly or partially, any endorser or guarantor, and (f) compromise or make any settlement or other arrangement with the Company or with any other person primarily liable with respect to all Notes or otherwise with the Company, provided that such compromise, settlement or other arrangement in no way prejudices the Company or Guarantor or increases the liability of either of them hereunder. NOTWITHSTANDING THE FOREGOING, UPON THE FULL SATISFACTION, CANCELLATION OR CONVERSION OF ALL OF THE NOTES, GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTY WITH RESPECT TO ALL NOTES OR OTHERWISE SHALL AUTOMATICALLY TERMINATE IN THEIR ENTIRETY WITHOUT FURTHER ACTION OF OR NOTICE GIVEN BY GUARANTOR AND WITHOUT FURTHER RECOURSE BY THE HOLDERS OF THE NOTES, EXCEPT AS PROVIDED BY SECTION 5, IF APPLICABLE.

         3. No right, power or remedy herein conferred upon or reserved to the Investors is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of the Investors pursuant to this Guaranty now or hereafter existing at law or in equity or by statute or otherwise shall, to the extent permitted by law, be cumulative and concurrent and shall be in addition to each other right, power or remedy pursuant to this Guaranty, and the exercise by the Investors of any one or more such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Investors of any or all such other rights, powers or remedies.

         4. No failure or delay by any Investor to insist upon the strict performance of any term, condition, covenant or agreement of this Guaranty or to exercise any right, power or remedy hereunder or consequent upon a breach hereof shall constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy of any such breach by such Investor or any other Investor, or preclude such Investor or any other Investor from exercising any such right, power or remedy at any later time or times.

         5. Guarantor shall reimburse each Investor on demand for all expenses reasonably incurred by such Investor in the enforcement of any of such Investor's rights hereunder against Guarantor, including accountable out-of-pocket expenses and reasonable attorney's fees.

         6. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         7. This Guaranty (a) constitutes the entire agreement, and supercedes all prior agreements and understandings, both written and oral, among the Investors and Guarantor with respect to the subject matter hereof, (b) may be changed, waived, discharged or terminated only by an instrument in writing signed by the applicable Investor and Guarantor, and (c) shall be binding upon Guarantor and the Investors and shall inure to the benefit of Guarantor and the Investors and their respective successors and assigns.

         8. Unless otherwise specifically provided herein, all notices, instructions, requests and other communications required or permitted hereunder shall be in writing and shall become effective when received or if mailed when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices shall be directed to each Investor at its address set forth in the Agreement and to Guarantor at its address set forth in the Agreement, or at such other address as such party may from time to time furnish to the other by notice similarly given.

         9. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS HEREOF, the Guarantor has set his hand and seal as of the date first written above.


                                             Ramendra P. Singh
                                           -------------------------------
                                             Name of Guarantor

                                           -------------------------------
                                             Guarantor's Signature

                                           -------------------------------
                                             Home Address

                                           -------------------------------
                                             City, State & Zip Code

                                           -------------------------------
                                             Witness and Date

                                    ANNEX A

                                  SUBSIDIARIES


          ENTITY                          OWNERSHIP BY DYNACS (%)
          ------                          -----------------------

Dynacs Technical Services, Inc.                    100%
Dynacs Digital Services, Inc.                      100%
Dynacs Properties, Inc.                             50%
Cerulean FXs, Inc.                                  80%

                                    ANNEX B

                            ADDITIONAL SUBSIDIARIES


Dynacs Digital Studios (India) Pvt. Ltd.          99.992%
Dynacs Engineering (India) Pvt. Ltd.                99%

         ADDENDUM TO SECOND WARRANT AND SENIOR SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT (the "Agreement"), dated as of March 15, 2000, between DYNACS INC., a Delaware corporation (the "Company"), and _________.

         Section 2.2 of the Agreement is amended to add the following provision:

         (k) Non-U.S. Person. Investor is satisfied as to the full observance of the laws of its jurisdiction in connection with the purchase of the Notes and the Warrants, including (i) the legal requirements within its jurisdiction for the purchase of the Notes and the Warrants, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Notes and the Warrants. Such Investor's subscription and payment for, and Investor's continued beneficial ownership of the Notes and the Warrants, will not violate any applicable securities or other laws of the Investor's jurisdiction.

         All other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DYNACS INC.                                 INVESTOR:



By:    /s/ Harry Schubele III               By:
       ------------------------------             ----------------------------
Name:     Harry Schubele, III               Name:
Title:       Senior Vice President          Title: